UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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The Merger Fund/The Merger Fund VL/Westchester Capital Funds

100 Summit Lake Drive

Valhalla, New York 10595

(Name of Registrant as Specified In Its Charter)

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The Merger Fund

The Merger Fund VL

Westchester Capital Funds

100 Summit Lake Drive

Valhalla, New York 10595

For proxy information, please call 1-855-601-2245

For account information, please call 1-800-343-8959

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (collectively, the “Trusts” and The Merger Fund, the Merger Fund VL, and the series of Westchester Capital Funds, WCM Alternatives: Event-Driven Fund (“Event-Driven Fund”) and WCM Alternatives: Credit Event Fund (“Credit Event Fund”), collectively, the “Funds”), we are pleased to invite you to a combined special meeting (the “Meeting”) of the Shareholders of the Funds scheduled for July 9, 2021 at 3:30 p.m., Eastern time, to be held via webcast for purposes of approving certain proposals related to the Funds necessary in connection with the acquisition of Westchester Capital Management, LLC ( “WCM”), the investment manager of the Funds, by Virtus Investment Partners, Inc. (“Virtus”). You can register to attend the Meeting via webcast at https://www.viewproxy.com/mergerfund/broadridgevsm/.

On February 1, 2021, Virtus announced that it had entered into a definitive agreement to acquire WCM, subject to various conditions (the “Acquisition”). The closing of the Acquisition is expected to result in the termination of the investment advisory agreements between each of the Funds and WCM pursuant to the agreements’ terms. Under the terms of the Acquisition, among other matters, it is proposed that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc. (“VIA”), become the investment adviser to the Funds and WCM become the subadviser to the Funds. VIA would be responsible for overseeing WCM as the Funds’ subadviser, including the portfolio management team for each Fund. However, no portfolio management changes are proposed or expected in connection with the Acquisition. Messrs. Behren and Shannon who serve as the portfolio managers of The Merger Fund, Merger Fund VL and Event-Driven Fund currently are proposed to continue to serve in that capacity, and Messrs. Behren, Shannon and Tan who serve as the portfolio managers of Credit-Event Fund are proposed to continue to serve in that capacity as well.

The specific matters on which you will be asked to vote, all of which are discussed in more detail in the accompanying Proxy Statement (the “Proposals”), are as follows:

1.	Approval of the election of twelve (12) Trustees by Shareholders of each Trust;

2.	Approval of a new Investment Advisory Agreement with VIA by Shareholders of each Fund;

3.	Approval of a new Subadvisory Agreement with WCM by Shareholders of each Fund;

4.	Approval authorizing VIA to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Funds or to materially modify subadvisory agreements for the Funds without shareholder approval, and to permit the Funds to disclose advisory and subadvisory fee information in an aggregated manner; and

5.	The transaction of such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The Board of each Trust, including trustees whom are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of VIA (the “Independent Trustees”), are asking you to approve these Proposals for the Funds. WCM’s portfolio managers will continue to manage the Funds’ investment strategies in a subadvisory capacity as described above, providing continuity of portfolio management for Shareholders, subject to VIA’s oversight as investment adviser. Investment advisory fees for the Funds will not be affected by the Acquisition, and VIA will establish expense limitation agreements, as described in the attached, that will be in effect for a period of two years following the Acquisition and that are intended to ensure that the Fund’s total net operating expenses during that period are no higher than they were in the period preceding the Acquisition.

Shareholders are NOT being asked to vote on the Acquisition. Rather, Shareholders are being asked to vote on the Proposals, listed above, that are being presented to them as a result of the Acquisition. Proposals 1 through 4 are each contingent on sufficient Shareholder support for WCM and Virtus to proceed with the closing of the Acquisition. No changes to the Trustees of the Trusts would be made if the closing does not occur. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another. Additionally, no approved contracts will be executed to terminate the current investment advisory arrangements until the conditions are met to prompt the closing of the Acquisition. Furthermore, if the Shareholders of one or more Funds do not approve these Proposals, but WCM and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreements of the Funds pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Funds for which the votes failed to ensure continued management of those Funds, including, potentially, executing interim advisory agreements between the relevant Fund and WCM that would have a term of no more than 150 days.

Your vote is important

After considering the Proposals, each Trust’s Board unanimously voted to approve the Proposals and to recommend that the Shareholders of the Trusts and Funds vote in favor of the Proposals, as more fully described in the accompanying Proxy Statement. Additionally, after considering Proposal 1, the Nominating and Compensation Committee of the Board of each Trust unanimously nominated each of the proposed candidates for election and your Board unanimously voted to recommend that Shareholders vote in favor of the Trustee nominees, as more fully described in the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the Meeting, then please promptly give your voting instructions by telephone or via the internet by following the enclosed instructions or you may vote by completing, signing, dating and returning the proxy card in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, at 1-855-601-2245.

Thank you in advance for your participation in this important vote.

Sincerely,

Roy Behren Chairman and Co-President

May 24, 2021

In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the purpose of the Meeting is included in the accompanying Proxy Statement dated May 24, 2021. Shareholders of record on May 14, 2021 may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting https://www.viewproxy.com/mergerfund/broadridgevsm/ and submitting the required information to Broadridge, the Fund’s proxy tabulator. Only shareholders of record on the Record Date, May 14, 2021, are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Additional information regarding other convenient ways to be represented at the Meeting and/or registering to attend the Meeting virtually, including for shareholders whose shares are held by a broker, bank or other nominee is included in “Section V. Voting Information” of the enclosed proxy statement entitled “Information Regarding Attending and Participating in the Meeting.” In light of uncertainties relating to COVID-19, the Trusts reserve the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Trusts will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to Shareholders or otherwise amend the Trusts’ proxy materials. Although no decision has been made, the Trusts may consider imposing additional procedures or limitations on Meeting attendees, subject to any restrictions imposed by applicable law. The Trusts plan to announce these changes, if any, at http://www.westchestercapitalfunds.com, and encourage you to check this website prior to the Meeting.

The Merger Fund/The Merger Fund VL/Westchester Capital Funds

100 Summit Lake Drive

Valhalla, New York 10595

Online Virtual Meeting Only—No Physical Meeting Location

You can register to attend the virtual Meeting at https://www.viewproxy.com/mergerfund/broadridgevsm/.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2021

To the Shareholders:

Notice is hereby given that a combined Special Meeting of Shareholders (the “Meeting”) of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (collectively, the “Trusts;” and The Merger Fund, the Merger Fund VL, and the series of Westchester Capital Funds, WCM Alternatives: Event-Driven Fund (“Event-Driven Fund”) and WCM Alternatives: Credit Event Fund (“Credit Event Fund”), collectively, the “Funds”), will be held on July 9, 2021, at 3:30 p.m. Eastern time, to be held via webcast. You can register to attend the Meeting at https://www.viewproxy.com/mergerfund/broadridgevsm/.

Shareholders of each Trust as of the Record Date (as defined below) will be asked to vote on the election of Trustees of their respective Trust (proposal 1 below). With respect to all other proposals included in the Proxy Statement, Shareholders of each Fund will be asked to vote, in each case voting solely with respect to that Fund.

As described in the Proxy Statement, the Meeting has been called for the following purposes:

1. To be voted on by all Shareholders of each Trust, voting separately by each such Trust: To elect Trustees of the Trusts, as described in Section I of the attached Proxy Statement;

2. To be voted on by all Shareholders of each Fund, voting separately by each such Fund: To approve a new Investment Advisory Agreement between each Trust, in respect of that Fund, and Virtus Investment Advisers, Inc., as described in Section II of the attached Proxy Statement;

3. To be voted on by all Shareholders of each Fund, voting separately by each such Fund: To approve a new Subadvisory Agreement by and among each Trust, in respect of that Fund, Virtus Investment Advisers, Inc., and Westchester Capital Management, LLC, as described in Section III of the attached Proxy Statement;

4. To be voted on by all Shareholders of each Fund, voting separately by each such Fund: To approve a proposal authorizing Virtus Investment Advisers, Inc., to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for that Fund or to materially modify subadvisory agreements for that Fund without shareholder approval, and to permit that Fund to disclose advisory and subadvisory fee information in an aggregated manner, as described in Section IV of the attached Proxy Statement; and

5. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees of each Trust unanimously recommends that you vote FOR the Proposals specified above.

Proposals 1 through 4 are each contingent on sufficient Shareholder support for Westchester Capital Management, LLC (“WCM”) and Virtus Investment Partners, Inc. (“Virtus”) to proceed with the closing of the acquisition of WCM by Virtus (the “Acquisition”). No changes to the Trustees of the Trusts would be made if the Acquisition does not occur. With respect to each individual Fund, the Proposals for the approval of contracts (items 2 and 3 in the summary list above) are contingent on one another. Additionally, no approved contracts will be executed to terminate the current investment advisory arrangements until the conditions are met to prompt the closing of the Acquisition. Furthermore, if the Shareholders of one or more Funds do not approve these Proposals, but WCM and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreements of the Funds pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Funds for which the votes failed to ensure continued management of those Funds, including, potentially, executing interim advisory agreements between the relevant Fund and WCM that would have a term of no more than 150 days.

The Boards of Trustees of the Trusts have fixed the close of business on May 14, 2021, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. With respect to each Trust, the proxy is being solicited on behalf of the Board of Trustees of such Trust.

By Order of the Board of Trustees,

/s/ Abraham Cary
Abraham Cary Secretary

May 24, 2021

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting by virtual presence or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by internet, by touch-tone telephone, or by marking, dating and signing the enclosed proxy card and returning it in the prepaid envelope enclosed for your convenience to ensure that your shares are represented. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 9, 2021

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, Shareholders can find important information about each Fund in its Annual Report, dated December 31, 2020, including financial reports for the fiscal year ended December 31, 2020, and in such Fund’s Semi-Annual report, dated June 30, 2020. The Funds’ Annual Report and Semi-Annual Report are available, without charge, upon request by contacting the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959. Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. Copies also can be obtained free of charge from the SEC’s website at www.sec.gov and the Funds’ website at www.westchestercapitalfunds.com.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 9, 2021

The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to Shareholders of record as of May 14, 2021 (the “Record Date”), beginning on or about June 4, 2021.

THE MERGER FUND

THE MERGER FUND VL

WESTCHESTER CAPITAL FUNDS

WCM Alternatives: Event-Driven Fund

WCM Alternatives: Credit Event Fund

100 Summit Lake Drive

Valhalla, New York 10595

INTRODUCTION

The Boards of Trustees (each a “Board” or “Trustees”) of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (collectively, the “Trusts;” and The Merger Fund, the Merger Fund VL, and the series of Westchester Capital Funds, and the series of Westchester Capital Funds, WCM Alternatives: Event-Driven Fund (“Event-Driven Fund”) and WCM Alternatives: Credit Event Fund (“Credit Event Fund”), collectively, the “Funds”), are soliciting proxies from the Shareholders of each Trust and Fund in connection with a special meeting (the “Meeting”) of Shareholders of the Trusts to be held on July 9, 2021, at 3:30 p.m. Eastern time, to be held via webcast. You can register to attend the Meeting at https://www.viewproxy.com/mergerfund/broadridgevsm/.

On February 1, 2021, Virtus Investment Partners, Inc. (“Virtus”) announced that it had entered into a definitive agreement to acquire Westchester Capital Management, LLC (“WCM”), subject to various conditions (the “Acquisition”). The closing of the Acquisition is expected to result in the termination of the investment advisory agreements between the Funds and WCM pursuant to applicable law. In connection with the Acquisition, the Boards have considered an arrangement pursuant to which: (i) Virtus Investment Advisers, Inc. (“VIA”), a wholly owned indirect subsidiary of Virtus, will serve as the new investment adviser to the Funds, (ii) Westchester Capital Management, LLC (“WCM”) will serve as the subadviser to the Funds, and (iii) twelve (12) new Trustees will take office for each Trust. Following the Acquisition and in connection with implementing the proposals described herein, if approved, it is also expected that subsidiaries of Virtus will become distributor, administrator and transfer agent for The Merger Fund, Event-Driven Fund, and Credit Event Fund, and that subsidiaries of Virtus will become distributor and administrator for The Merger Fund VL. Investment advisory fees for the Funds will be maintained at current levels, total annual operating expenses (other than taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) will be subject to an expense limitation arrangement for a period of two years following the Acquisition that is intended to ensure that the Fund’s total net operating expenses during that period are no higher than they were in the period preceding the Acquisition, and no changes to the portfolio management teams, investment objectives, investment strategies or investment processes will occur as a result of the Acquisition or the proposals described herein. See Appendix C to this Proxy Statement for more information regarding the proposed expense limitation arrangements.

Shareholders are NOT being asked to vote on the Acquisition. Rather, Shareholders are being asked to vote on the Proposals, listed in the Notice of the Meeting, that are being presented to them as a result of the Acquisition. Proposals 1 through 4 are each contingent on sufficient Shareholder support for WCM and Virtus to proceed with the closing of the Acquisition. No changes to the Trustees of the Trusts would be made if the closing does not occur. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another. Additionally, no approved contracts will be executed to terminate the current investment advisory arrangements until the conditions are met to prompt the closing of the Acquisition. Furthermore, if the Shareholders of one or more Funds do not approve these Proposals, but WCM and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreements of the Funds pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Funds for which the votes failed to ensure continued management of those Funds, including, potentially, executing interim advisory agreements between the relevant Fund and WCM that would have a term of no more than 150 days.

The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to Shareholders of record as the Record Date beginning on or about June 4, 2021. The Funds’ Annual Report and Semi-Annual Report are available, without charge, upon request by contacting the Funds’ Transfer Agent, U.S. Bancorp Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 or by calling 1-800-343-8959. Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Correspondence sent by overnight courier should be directed to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202. Copies also can be obtained free of charge from the SEC’s website at www.sec.gov and the Funds’ website at www.westchestercapitalfunds.com.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trusts, (2) to approve new Investment Advisory Agreements between each Trust, in respect of each Fund, and VIA, (3) to approve new Subadvisory Agreements by and among each Trust, in respect of each Fund, VIA and WCM, (4) to approve reliance by VIA upon certain manager of managers exemptive relief from the Securities and Exchange Commission (“SEC”), and (5) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

SUMMARY OF THE PROPOSALS

As summarized below, the Shareholders of the Funds have the right to vote on:

1. A proposal to elect Trustees of the Trusts, as described in Section I of this Proxy Statement;

2. A proposal to approve a new Investment Advisory Agreement between the Trusts, in respect of each Fund, and Virtus Investment Advisers, Inc., as described in Section II of this Proxy Statement;

3. A proposal to approve a new Subadvisory Agreement by and among the Trusts, in respect of each Fund, Virtus Investment Advisers, Inc., and Westchester Capital Management, LLC, as described in Section II of this Proxy Statement;

4. A proposal to authorize Virtus Investment Advisers, Inc., to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for each Fund or to modify subadvisory agreements for each Fund without shareholder approval, and to permit each Fund to disclose advisory and subadvisory fee information in an aggregated manner, as described in Section III of this Proxy Statement;

5. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Board of Trustees knows of no business other than the Proposals set forth herein to be considered at the Meeting. If any other business is properly presented before the Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Trusts are located at 100 Summit Lake Drive, Valhalla, New York 10595.

I. ELECTION OF BOARDS OF TRUSTEES

Background

The Board of Trustees of the Trusts, or the “Board”, is responsible for the overall management of the Trusts and each Fund thereof, including general supervision and review of the Funds’ investment activities. The Board of the Trusts, in turn, elects the officers of the Funds who are responsible for administering the Funds’ day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Funds and reviews and approves the Funds’ advisory and subadvisory agreements, as discussed in detail below. The Board for each Trust is currently composed of five Trustees, three of whom are not currently “interested persons” of the Trusts (“the Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustees”). The business of each Trust is managed under the direction of such Trust’s Board. Subject to the provisions of each Trust’s Declaration of Trust, its Bylaws and the laws of the state of its establishment, the current Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of each Trust’s officers.

Preliminarily, the current Nominating and Compensation Committee, which is comprised of all of the Independent Trustees, discussed the potential benefit from one or more of them remaining on the Boards of the Trusts after the closing of the proposed Acquisition in order to preserve continuity of governance. After discussion, and as discussed in more detail below, the Nominating and Compensation Committee was persuaded that the directors/trustees on the boards of the Virtus-Advised Funds (as defined below) possessed the requisite skills and experience to capably oversee the Funds and that utilizing those directors/trustees would promote efficiencies that ultimately would benefit the Funds.

In connection with the Acquisition, it is proposed that at the Meeting the twelve nominees described herein (the “Nominees”) be elected to the Board of the Trusts (the “Post-Acquisition Board”). The Board of Trustees proposes that the Nominees, each of whom currently serves as a director/trustee on the boards of the Virtus-Advised Funds (as defined below), be newly elected as Trustees of the Trusts. The current Board of the Trusts considered the benefits to the Funds of the Board of Trustees being comprised of nominees that currently serve on the boards of directors/trustees for certain Virtus-Advised Funds (as defined below). Among the anticipated benefits, the current Board of the Trusts considered the familiarity of the Nominees with the investment and organizational philosophies, capabilities, personnel and ethics of Virtus and its subsidiary companies. Accordingly, the Board considered the attendant benefits to the Funds of having the Post-Acquisition Board comprised of Nominees with prior experience overseeing funds advised and serviced by Virtus affiliates and the other service providers to the Virtus-Advised Funds, as well as the likelihood of enhanced operational efficiency of the Board after the Acquisition given this experience and the greater potential for the Virtus-Advised Funds to grow over time. The Board also considered representations from Virtus that the Nominees include individuals with extensive experience overseeing fundamental/quantitative, long-short, and levered strategies, as well as strategies which invest in futures and less liquid asset classes, and previously oversaw an event-driven strategy as part of a multi-manager, multi-strategy alternative fund. The Board noted that Virtus operates a multi-manager asset management business, comprising numerous open-end and closed-end funds for which Virtus subsidiary companies provide investment advisory services (each fund a “Virtus-Advised Fund and collectively, the “Virtus-Advised Funds”) and that each have their own investment process and brand. The Board also noted that, notwithstanding the individuality of such Virtus-Advised Funds, the oversight and leadership structures that underpin the management of such Virtus-Advised Funds, including investment oversight, is notably consistent across the Virtus complex. The Board also considered representations from Virtus and WCM regarding the expected enhanced administrative and cost efficiencies of a unified, integrated Post-Acquisition Board responsible for overseeing the Virtus-Advised Funds, including the Funds and that Virtus had procured on a consulting basis, the services of Mr. Silver, a current Independent Trustee of the Trusts and would make Mr. Silver available to consult with the Nominees regarding their oversight of the Funds. The Board noted the foregoing factors, among others, as consistent with good governance and that the election of the proposed Nominees, was not likely to adversely affect the Funds.

Lastly, the Board considered that the Agreement and Declaration of Trust of each Trust (each a “Declaration of Trust” and together the “Declarations of Trust”), does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders; and (ii) if, as a result of a vacancy in a board of trustees, less than two-thirds of the trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders.

Election of Nominees

In consideration of the various foregoing considerations, the current Board has determined that, if the proposed investment advisory agreements and subadvisory agreements are approved by Shareholders and entered into by the Trusts, it would be in the best interests of the Funds and their Shareholders if the Post-Acquisition Board for each Trust were comprised of the Nominees.

Accordingly, the Board now proposes that the following persons be newly elected as Trustees of the Trusts: George R. Aylward; Donald C. Burke; Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; Sidney E. Harris; John R. Mallin; Connie D. McDaniel; Philip R. McLoughlin; Geraldine M. McNamara; Keith R. Walton; and Brian T. Zino. Eleven of the Nominees, as indicated in the table below, are not expected to be “interested persons” of the Trusts as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Nominees”), and one of the Nominees, as indicated in the table below, is expected to be an “interested person” (defined as noted above) (the “Interested Nominee”).

At meetings held by videoconference on April 29, 2021, the current Nominating and Compensation Committee of the Board, the only members of which are Independent Trustees, nominated each of the Nominees to stand for election by Shareholders, and the Board unanimously determined to propose such Nominees, who are described below, for election by Shareholders at the Meeting. Each of the Nominees was recommended for consideration by the current Nominating and Compensation Committee by WCM, the Funds’ investment adviser, in contemplation of the Acquisition.

Information about Nominees

Information about the Nominees is presented below. None of the Nominees currently serve the Trusts or oversee any of the Funds, but each serves as a Trustee of the Virtus-Advised Funds. The address of each individual, unless otherwise noted, is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.

Disinterested Nominees
Name and Year of Birth*	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee	Total Number of Portfolios in Fund Complex Overseen by Trustee or Nominee if Elected
Donald C. Burke 1960	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).	99 portfolios in the Virtus Fund Complex
Sarah E. Cogan 1956

Retired Partner, Simpson

Thacher & Bartlett LLP

(“STB”) (law firm) (since

2018); Director, Girl Scouts of Greater New York (since

2016); Trustee, Natural

Resources Defense Council,

 Inc. (since 2013); and

formerly, Partner, STB (1989

to 2018).

		Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).	103 portfolios in the Virtus Fund Complex

Deborah A. DeCotis 1952

Advisory Director, Morgan

Stanley & Co., Inc. (since

1996); Member, Circle

Financial Group (since 2009);

Member, Council on Foreign

Relations (since 2013);

Trustee, Smith College (since

2017); and Director, Watford

Re (since 2017).  Formerly,

Co-Chair Special Projects

Committee, Memorial Sloan

Kettering (2005 to 2015);

Trustee, Stanford University

(2010 to 2015); and Principal,

LaLoop LLC, a retail

accessories company (1999 to

2014).

		Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc. and PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.	103 portfolios in the Virtus Fund Complex
F. Ford Drummond 1962

Owner/Operator (since 1998),

Drummond Ranch; formerly

Board Member (2006 to 2020) and Chairman (2016 to 2018),

Oklahoma Water Resources

Board;, Director (1998 to

2008), The Cleveland Bank;

and General Counsel (1998 to

2008), BMIHealth Plans

(benefits administration).

Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

103 portfolios in the Virtus Fund Complex
Sidney E. Harris 1949	Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.	96 portfolios in the Virtus Fund Complex

John R. Mallin 1950	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).	96 portfolios in the Virtus Fund Complex
Connie D. McDaniel 1958

Retired (since 2013). Vice

President, Chief of Internal

Audit, Corporate Audit

Department (2009 to 2013),

Vice President Global Finance

Transformation (2007 to

2009), Vice President and

Controller (1999 to 2007),

The Coca-Cola Company.

		Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Trustee (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.	96 portfolios in the Virtus Fund Complex
Philip R. McLoughlin 1946	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman ( 2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).	106 portfolios in the Virtus Fund Complex
Geraldine M. McNamara 1951	Retired.	Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).	99 portfolios in the Virtus Fund Complex

Keith R. Walton 1964

Managing Director (since

2020), Lafayette Square

Holding Company LLC;

Venture and Operating Partner

(since 2020), Plexo Capital,

LLC; Venture Partner (since

2019) and Senior Adviser

(2018 to 2019), Plexo, LLC;

Senior Adviser (2018 to

2019),

Vatic Labs, LLC; Executive

Vice President, Strategy (2017

to 2019), Zero Mass Water,

LLC; Vice President, Strategy

(2013 to 2017), Arizona State

University; Partner (since

2006), Global Infrastructure

Partners.

		Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.	96 portfolios in the Virtus Fund Complex
Brian T. Zino 1952	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios);Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).	103 portfolios in the Virtus Fund Complex
Interested Nominee
Name and Age	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee	Total Number of Portfolios Overseen by Trustee or Nominee if Elected
George R. Aylward 1964

Director, President and Chief

Executive Officer (since

2008), Virtus Investment

Partners, Inc. and/or certain of

its subsidiaries; and various

senior officer positions with

Virtus affiliates (since 2005).

		Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (4 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.	107 portfolios in the Virtus Fund Complex

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.

Trustee Qualifications

The Board has determined that each Nominee should serve as a Trustee based on several factors (none of which alone is decisive). All of the Nominees serve on a board of the Virtus-Advised Funds, and all of the

Nominees are familiar with the oversight of Virtus-Advised Funds and their service provider arrangements, including the use of a manager-of-managers structure. Among the factors the Boards considered when concluding that an individual should serve on the Post-Acquisition Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) information they received regarding the individual’s ability to work effectively with the other Nominees; (iii) the individual’s prior experience serving on the boards of registered investment companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes, including with respect to diversity, would contribute to an appropriate mix of relevant skills and experience on the Post-Acquisition Board. The following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Post-Acquisition Board. References to qualifications, experiences and skills are not intended to hold out the Post-Acquisition Board or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Post-Acquisition Board by reason thereof.

Interested Nominee

George R. Aylward1 — Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc. He also holds various executive positions with Virtus Investment Advisers, Inc., VP Distributors, LLC, and Virtus Fund Services, LLC, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by Virtus affiliates.

Disinterested Nominees

Donald C. Burke — Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan — Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the independent trustees of various investment companies, including certain Virtus-Advised Funds prior to the time they moved to the Virtus complex, and to various asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business.

1 Mr. Aylward would be an “interested person” of the Trusts as a result of the positions he currently holds at Virtus and affiliates of Virtus.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also served as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Sidney E. Harris — Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris was until recently a Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris is a Director of Total System Services, Inc. He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (IUGB) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).

John R. Mallin — Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by Virtus.

Connie D. McDaniel — Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. and as Chair of the Georgia State University Robinson College of Business Board of Advisors.

Philip R. McLoughlin — Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.

Geraldine M. McNamara — Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by Virtus and its affiliates.

R. Keith Walton — Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Limited Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and a Director of Blue Crest Capital Management Funds (since 2006).

Brian T. Zino — Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1998 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008).

Information about the Current Trustees

Information about the current Trustees of the Trusts is presented below. The address of each individual, unless otherwise noted, is c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, NY 10595.

Disinterested Trustees
Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee	Total Number of Portfolios in Fund Complex Overseen by Trustee
Barry Hamerling 1946	Indefinite; Trustee since 2007	Managing Partner of Premium Ice Cream of America since 1995; Managing Partner of B&J Freeport since 1990.	Former Trustee of AXA VIP Trust.	4

Richard V. Silver 1955	Indefinite; Trustee since 2013	Retired Senior Executive Vice President, Chief Administrative Officer and Chief Legal Officer of AXA Equitable Life Insurance Company; Senior Advisor to AXA Equitable Life Insurance Company from May 2012 to April 2013.	None	4
Christianna Wood 1959	Indefinite; Trustee since 2013	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.	Director of H&R Block Corporation; Director of Grange Insurance; Trustee of 85 Funds in the Delaware Funds complex.	4
Interested Trustees
Name and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee	Total Number of Portfolios Overseen by Trustee or Nominee if Elected
Roy D. Behren 1960	Indefinite; Trustee since 2011	Co-Portfolio Manager and Co- President of Westchester Capital Management, LLC since 2011.	None	4
Michael T. Shannon 1966	Indefinite; Trustee since 2013	Co-Portfolio Manager and Co- President of Westchester Capital Management, LLC since 2011.	None	4

Current and Anticipated Board Leadership Structures

As noted above, the Board of Trustees is recommending the election of twelve (12) Nominees to serve as Trustees of the Trusts after the Acquisition. Shareholder approval of the foregoing Proposal is expected to lead to changes in the leadership structure of the Boards. While any such changes would be implemented after the Acquisition, the Board anticipates the new leadership structure to be identical to what the existing Virtus-sponsored mutual funds currently have in place, subject to approval by the Post-Acquisition Board. In order to provide a helpful point of comparison, provided below are the current leadership structures of the Board and the anticipated structure of the Post-Acquisition Board, subject to approval by the Post-Acquisition Board.

Current Board Leadership Structure

The current Board is composed of five Trustees, three of whom are Independent Trustees and two of whom are Interested Trustees. Roy Behren, Co-President of the Trusts and an “interested person” (as that term is defined in the 1940 Act) of the Funds, presides at all meetings of the Board.

The Board has appointed Richard Silver to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Funds’ other Independent Trustees and each Fund’s management, Chief Compliance Officer (“CCO”), service providers, auditors and counsel between Board meetings. The Board believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of each Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Funds, the number of Trustees overseeing the Funds and the Board’s oversight responsibilities, as well as each Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. These special meetings may take place in person (including, during the COVID-19 pandemic, via videoconference) or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership. The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board has access to counsel for the Funds and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. The Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

During the 2020 fiscal year, the full Board held four meetings, on January 18, April 29, July 28, and October 29. The Trusts do not have a policy with respect to Trustee attendance at shareholder meetings.

Anticipated Board Leadership Structure

It is expected that the post-Acquisition leadership structures and philosophies of the Post-Acquisition Board will align with the structures and philosophies of other Virtus-Advised Funds and their boards, subject to the Post-Acquisition Board’s approval. Therefore, if the Nominees are elected and take office as Trustees, it is anticipated that the Post-Acquisition Board will consist of twelve Trustees, eleven of whom are anticipated to be Independent Trustees and one of whom is anticipated to be an Interested Trustee. The boards of other Virtus-Advised Funds meet regularly five times per year, and it is anticipated that the Post-Acquisition Board will do the same and hold special meetings either in person (including, during the COVID-19 pandemic, via videoconference) or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, it is anticipated that the Post-Acquisition Board will establish several standing committees to assist the Post-Acquisition Board in performing their oversight responsibilities, and that each such committee will appoint a chairperson. It is anticipated that the Post-Acquisition Board will also designate working groups or ad hoc committees, as appropriate.

It is expected that the Post-Acquisition Board will establish the following four committees: the audit committee, the executive committee, the compliance committee and the governance and nominating committee.

The Post-Acquisition Board will appoint an Independent Trustee to serve in the role of chairman. The chairman’s primary role is expected to be to participate in the preparation of the agenda for meetings of the Post-Acquisition Board and the identification of information to be presented to the Post-Acquisition Board with respect to matters to be acted upon. The chairman is also expected to preside at all meetings of the Post-Acquisition Board and between meetings generally would act as a liaison with the Trusts’ service providers, officers, legal counsel, and the other Trustees. It is anticipated that the chairman will also perform such other functions as may be requested by the Post-Acquisition Board from time to time. Except for any duties specified herein or pursuant to the Declarations of Trust or Bylaws, or as assigned by the Post-Acquisition Board, it is expected that the designation of chairman will not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Post-Acquisition Board, generally.

The proposed post-Acquisition leadership structure, including a supermajority of Independent Trustees, would be appropriate because it would allow the Post-Acquisition Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of the Trustees and the full Post-Acquisition Board in a manner that enhances effective oversight. In addition, the presence of at least one Interested Trustee on the Post-Acquisition Board would bring corporate and financial viewpoints that are crucial elements in any board’s decision-making process as well as transparency regarding the internal operations and decision-making by Virtus affiliates.

The leadership structure of the Post-Acquisition Board may be changed at any time and in the discretion of the Post-Acquisition Board, including in response to changes in circumstances or the characteristics of the applicable Trust.

Current and Anticipated Committees of the Boards of Trustees

As noted above, the Board of Trustees recommends the approval of the election of twelve (12) Nominees as Trustees of the Trusts, none of whom are currently Trustees of the Trusts. Shareholder approval of the foregoing proposal, as well as other proposals of the Board, are expected to lead to changes in the composition, structure and functions of some or all of the Committees of the Board currently in place, including but not limited to the number of standing Committees. Provided below are the current Committees of the Board of Trustees of and the anticipated committees of the Boards of the Trusts following the Acquisition.

Current Committees of the Board of Trustees

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of all non-interested Trustees. The Audit Committee met 5 times during the fiscal year ended December 31, 2020. The Audit Committee is responsible for: (a) assisting the Board in its oversight of overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assisting the Board in its oversight of overseeing the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and (c) selecting, overseeing and setting compensation of the Funds’ independent auditor and acting as a liaison between the Funds’ independent auditors and the Board.

The Trusts also have a Nominating and Compensation Committee presently consisting of all non-interested Trustees, Ms. Wood and Messrs. Hamerling and Silver. The Nominating and Compensation Committee met once during the fiscal year ended December 31, 2020. The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees. The Committee’s charter is attached to this Proxy Statement as Appendix A. As reflected in the Committee’s charter, the Nominating and Compensation Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial, technical or other expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The Nominating and Compensation Committee generally believes that the Board benefits from diversity of background, experience, and skills among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Compensation Committee has not established any specific, minimum qualifications that must be met by an individual to be considered for nomination as a Trustee.

In identifying potential nominees, the Nominating and Compensation Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Trustees; (ii) a Fund’s officers; (iii) a Fund’s investment adviser; (iv) a Fund’s shareholders; and (v) any other source the Committee deems to be appropriate. The Nominating and Compensation Committee will not consider self-nominated candidates. The Nominating and Compensation Committee may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates. Shareholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the Secretary of the Fund. The Nominating and Compensation Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Anticipated Committees of the Boards of Trustees Post-Acquisition

It is expected that the Post-Acquisition Board will align with the standing committee structure approach adopted by other Virtus-Advised Funds and their boards and implemented across the Virtus complex, if and once approved by the Post-Acquisition Board. Certain functions overseen by a particular Committee under the Board’s current governance structure will be overseen by new or different committees, or in some cases, by the full Post-Acquisition Board.

Audit Committee. The audit committee will be responsible for overseeing the accounting and auditing policies and practices. The audit committee typically reviews the Virtus-Advised Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Virtus-Advised Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. It is expected that the Post-Acquisition Board’s audit committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s audit committee will meet four times during each fiscal year.

Compliance Committee. The compliance committee is responsible for overseeing the Virtus-Advised Funds’ compliance matters. The compliance committee typically oversees and reviews (1) information provided by the Virtus-Advised Funds’ officers, including the Virtus-Advised Funds’ CCO, the Virtus-Advised Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. It is expected that the Post-Acquisition Board’s compliance committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s compliance committee will meet four times each fiscal year.

Executive Committee. It is expected that the executive committee will act as a delegate of the Post-Acquisition Board. The executive committee acts on behalf of the Virtus-Advised Funds’ board when they are not in session, subject to limitations as set by the Virtus-Advised Funds’ board. It is expected that the Post-Acquisition Board’s executive committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s executive committee will meet at least once each fiscal year.

Governance and Nominating Committee. The governance and nominating committee is responsible for developing and maintaining governance principles applicable to the Virtus-Advised Funds it oversees, for nominating individuals to serve as trustees, including as Independent Trustees, and annually evaluating the Virtus-Advised Funds’ board and other committees. It is expected that the Post-Acquisition Board’s governance and nominating committees will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s governance and nominating committee will meet four times each fiscal year.

The governance and nominating committee for the Virtus-Advised Funds’ board typically considers candidates for trusteeship and makes recommendations to such board with respect to such candidates. There are typically no specific required qualifications for trusteeship. The governance and nominating committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an independent trustee.

It is expected that the governance and nominating committee of the Post-Acquisition Board will each adopt a policy related to the consideration of trustee nominees recommended by Shareholders. Under such policy, it is expected that an individual Shareholder or Shareholder group submitting a nomination would be required to hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the applicable Trust, among other qualifications and restrictions. Shareholders or Shareholder groups submitting nominees would be expected to comply with all requirements set forth in such policy for consideration of Trustee nominees recommended by Shareholders and any such submission must be in writing, directed to the attention of the governance and nominating committees of the Post-Acquisition Board in care of the applicable Trust’s secretary, whom it is anticipated will be appointed by the Post-Acquisition Board, and would be expected to include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Current Risk Oversight

Under the current management and governance structure, consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and, in certain respects, through the committee structure that it has established.

The Board requires the Funds’ investment adviser and CCO to report to the Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. The Audit Committee also receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On a quarterly basis, the Board meets with the Funds’ CCO to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the CCO on the operation of the Funds’ policies and procedures and those of certain of their service providers. The report addresses the operation of the policies and procedures of the Funds and certain service providers since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board’s risk oversight function and assist the Board in reviewing and assessing material risks affecting the Fund and its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Funds’ investment adviser and the administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments. The Board also requires the Funds’ investment adviser to report on other matters relating to risk management on a regular and as-needed basis. The Board periodically meets with representatives of the Funds’ service providers, including their investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Funds’ investment adviser acting pursuant to procedures adopted by the Board and subject to oversight by the Board. The Funds’ investment adviser provides periodic reports to the Board regarding the fair-value pricing of securities.

In addition, the Board has appointed the CCO who administers compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within WCM’s organization, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trusts with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board receives reports annually regarding the sufficiency of the Compliance Policies.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Anticipated Risk Oversight Post-Closing

As a registered management investment company, each Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Acquisition Board is expected to oversee the management of each Trust’s risk management structure by each Trust’s investment adviser, sub-adviser, administrator, distributor, transfer agent, officers and others. It is anticipated that the responsibility to manage the Funds’ risk management structure on a day-to-day basis will be subsumed within the other responsibilities of these parties.

Subject to consideration and approval by the Post-Acquisition Board, the Post-Acquisition Board will consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Acquisition Board and its committees, and within the context of any ad hoc communications with each Trust’s service providers and officers. It is expected that each Trust’s investment adviser, sub-adviser, administrator, distributor, transfer agent, officers and legal counsel will prepare regular reports to the Post-Acquisition Board that address certain investment, valuation, compliance and other matters, and it is expected that the Post-Acquisition Board as a whole or its committees will also receive special written reports or presentations on a variety of risk issues at the request of the Post-Acquisition Board, a committee, its chairman or a senior officer.

The Post-Acquisition Board will receive regular written reports describing and analyzing the investment performance of the Funds. In addition, it is anticipated that the portfolio managers of the Funds will meet with the Post-Acquisition Board periodically to discuss portfolio performance and answer the Post-Acquisition Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, it is expected that the Post-Acquisition Board generally would be consulted in advance with respect to such change.

The Post-Acquisition Board will receive regular written reports from each Trust’s Chief Financial Officer that would enable such Post-Acquisition Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports would also include information concerning illiquid securities within the Funds’ portfolios. It is expected that the Post-Acquisition Board and/or its audit committee will also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Post-Acquisition Board will also receive regular compliance reports prepared by the compliance staff of VIA and meet regularly with each Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees of the Post-Acquisition Board will meet regularly in executive session with each Trust’s CCO, and the CCO will prepare and present an annual written compliance report to the Post-Acquisition Board. Each Trust’s CCO, as well as the compliance staff of VIA, will provide the Post-Acquisition Board with reports on certain examinations of functions and processes within the compliance staff of VIA that might affect the Funds. It is expected that the Post-Acquisition Board will also adopt compliance policies and procedures for each Trust and approve such procedures for each Trust’s service providers. It is further expected that such compliance policies and procedures will be specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory and distribution agreements, it is anticipated that the Post-Acquisition Board will review information provided by VIA and the Funds’ distributor relating to their operational capabilities, financial conditions and resources. The Post-Acquisition Board is expected to also discuss particular risks that are not addressed in its regular reports and processes.

The Post-Acquisition Board will recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Post-Acquisition Board will review periodically the effectiveness of its oversight of the Funds and the other Virtus-Advised Funds and the processes and controls in place to limit identified risks. The Post-Acquisition Board might, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Securities Ownership

As of December 31, 2020, to the best knowledge of each Trust, the Trustees, Nominees and officers as a group owned less than 1% of the outstanding shares of each class of the Funds other than Event-Driven Fund and Credit Event Fund. See the following table for information regarding share ownership:

Title of Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Michael T. Shannon*	84,918.35 shares in Event-Driven Fund, Investor Class	4.12%
Common Stock	Michael T. Shannon*	147,056.26 shares in Event-Driven Fund, Institutional Class	0.71%
Common Stock	Michael T. Shannon*	210.80 shares in Credit Event Fund, Investor Class**	3.22%
Common Stock	Michael T. Shannon*	118,101.21 shares in Credit Event Fund, Institutional Class**	14.31%
Common Stock	Roy D. Behren*	586,343.41 shares in Event-Driven Fund, Institutional Class	2.81%
Common Stock	Roy D. Behren*	210.80 shares in Credit Event Fund, Investor Class**	3.22%
Common Stock	Roy D. Behren*	113,103.70 shares in Credit Event Fund, Institutional Class**	13.71%
Common Stock	Richard V. Silver*	20,978.48 shares in Event-Driven Fund, Institutional Class	0.10%
Common Stock	Barry Hamerling*	30,000 shares in Event-Driven Fund, Investor Class	1.46%
Common Stock	Barry Hamerling*	48,222.68 shares in Credit Event Fund, Institutional Class	5.84%

*The address of each beneficial owner is 100 Summit Lake Drive, Valhalla, New York 10595.

**Mr. Behren and Mr. Shannon held the shares shown through accounts held with broker/dealers, including TD Ameritrade Inc. and J.P. Morgan Securities LLC, respectively.  See Exhibit G for more information regarding shares held through those intermediaries as of the Record Date.  Messrs. Behren and Shannon may be deemed to control the Credit Event Fund due to their ownership of shares of the Funds and may have a significant influence over the outcome of the vote of shareholders of that Fund with respect to each of the Proposals relevant to that Fund.

For each Trustee and Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee or Nominee in each Fund overseen or to be overseen and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or Nominee within the Trusts’ family of investment companies, as of December 31, 2020. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in Funds Overseen or to be Overseen by Trustee or Nominee in Fund Complex(1)
Disinterested Nominees
Donald C. Burke	None	None
Sarah E. Cogan	None	None
Deborah A. DeCotis	None	None
F. Ford Drummond	None	None
Sidney E. Harris	None	None
John R. Mallin	None	None
Connie D. McDaniel	None	None
Phillip R. McLoughlin	None	None
Geraldin M. McNamara	None	None
R. Keith Walton	None	None
Brian T. Zino	None	None
Interested Nominee
George R. Aylward	None	None
Trustees
Roy D. Behren
The Merger Fund	Over $100,000	Over $100,000
The Merger Fund VL	None	Over $100,000
WCM Alternatives: Event-Driven Fund	Over $100,000	Over $100,000
WCM Alternatives: Credit Event Fund	Over $100,000	Over $100,000
Michael T. Shannon
The Merger Fund	Over $100,000	Over $100,000
The Merger Fund VL	None	Over $100,000
WCM Alternatives: Event-Driven Fund	Over $100,000	Over $100,000
WCM Alternatives: Credit Event Fund	Over $100,000	Over $100,000
Richard V. Silver
The Merger Fund	$50,001-$100,000	Over $100,000
The Merger Fund VL	None	Over $100,000
WCM Alternatives: Event-Driven Fund	Over $100,000	Over $100,000
WCM Alternatives: Credit Event Fund	None	Over $100,000
Christianna Wood
The Merger Fund	$10,001-$50,000	$10,001-$50,000
The Merger Fund VL	None	$10,001-$50,000
WCM Alternatives: Event-Driven Fund	None	$10,001-$50,000
WCM Alternatives: Credit Event Fund	None	$10,001-$50,000
Barry Hamerling
The Merger Fund	Over $100,000	Over $100,000
The Merger Fund VL	None	Over $100,000
WCM Alternatives: Event-Driven Fund	Over $100,000	Over $100,000
WCM Alternatives: Credit Event Fund	Over $100,000	Over $100,000

(1)	The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.

The Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of March 31, 2021.

Trustees’ Compensation

The following table sets forth information regarding compensation received by the Independent Trustees as of December 31, 2020. (Trustees who are interested persons of the Trusts and officers of the Trusts receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trusts(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2020(1)(2)
Roy D. Behren	$0	$0	$0	$0
Michael T. Shannon	$0	$0	$0	$0
Richard V. Silver(3)	$97,000	$0	$0	$97,000
Christianna Wood	$92,000	$0	$0	$92,000
Barry Hamerling	$92,000	$0	$0	$92,000

(1)	A deferred compensation plan for the benefit of the Trustees was in effect as of the date of this table. Under the terms of that deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year. A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board. For the fiscal year ended December 31, 2020, Mr. Hamerling accrued $72,000 as deferred compensation from the Funds.

(2)	The fund complex consists of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund.
(3)	Virtus has procured the services of Mr. Silver for one year on a consulting basis and will make Mr. Silver available to consult with the Nominees regarding their oversight of the Funds. For those services, Mr. Silver will be compensated in line with the compensation shown for him above.

Certain Material Interests of Trustees

The Trustees, other than Mr. Behren and Mr. Shannon, did not have any direct or indirect material interest in any material transactions since the beginning of the most recently completed fiscal year, nor did the Trustees have any direct or indirect interest in any material proposed transactions since the beginning of the most recently completed fiscal year to which WCM, or any parent or subsidiary of WCM or any subsidiary of such parent of such entities, was or is to be a party. Mr. Behren and Mr. Shannon are principal owners of WCM and propose to sell their ownership interests in WCM to Virtus in connection with the Acquisition and, therefore, have a direct material interest in the Acquisition (to which WCM is a party). Mr. Behren and Mr. Shannon had no direct or indirect interest in any other material proposed transactions since the beginning of the most recently completed fiscal year.

Shareholder Communications with the Boards of Trustees

Current Board of Trustees

Shareholders who want to communicate with the Board or any individual Trustee should write to the attention of the applicable Trust’s Secretary, 100 Summit Lake Drive, Valhalla, New York 10595. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Anticipated Board of Trustees Post-Closing

The Post-Acquisition Board is expected to adopt procedures by which Shareholders may send communications to the Board in care of the applicable Trust’s Secretary, at One Financial Plaza, Hartford, Connecticut 06103.

Trustee Indemnification

Each of The Merger Fund and Westchester Capital Funds is an entity of the type commonly known as a “Massachusetts business trust,” while The Merger Fund VL is an entity of the type commonly known as a “Delaware statutory trust.”

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust of each of The Merger Fund and Westchester Capital Funds contains an express disclaimer of shareholder liability for acts or obligations of a Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Board believes that, in view of the above, the risk of personal liability of shareholders of The Merger Fund and the series of Westchester Capital Funds is remote.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that The Merger Fund VL or a shareholder thereof is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of that Fund to liability. To guard against this risk, the Declaration of Trust of that Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of The Merger Fund VL incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of The Merger Fund VL is remote.

The Merger Fund and The Merger Fund VL Declarations of Trust further provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, and the Westchester Capital Funds Declaration of Trust further provides that a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else. However, nothing in any of the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each Trustee has also entered into an Indemnification Agreement with each Trust. The Indemnification Agreement provides that each Trust shall indemnify and hold harmless a Trustee against any and all expenses actually and reasonably incurred by a Trustee in any proceeding arising out of or in connection with the Trustee’s service to a Trust, to the fullest extent permitted by the relevant Trust’s governing documents and the governing law of the relevant Trust, the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act.

Required Vote

The proposal requires a vote by the Shareholders of each Trust. Shareholders of each Trust, including each Fund and class of shares thereof, will vote collectively as a single class, but separately from each other Trust, on the election of each Nominee to the particular Trust’s Board. The election of each Nominee must be approved by a vote of a plurality of the relevant Trust’s shares voted at the virtual Meeting or by proxy. The outcome of the proposal for one Trust will not impact the outcome of the proposal for any other Trust. This Proposal 1 is contingent upon Proposals 2 and 3 receiving sufficient Shareholder support for WCM and Virtus to proceed with the closing of the Acquisition. Therefore, no changes to the Trustees of the Trusts would be made if the Acquisition does not occur.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUSTS AND THEIR FUNDS VOTE FOR EACH NOMINEE.

II. APPROVAL OF

THE PROPOSED INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Introduction

As noted previously, the Board has considered an arrangement pursuant to which VIA will serve as the new investment adviser to the Funds, and WCM will continue to manage the Funds’ assets in a subadvisory capacity, upon consummation of the Acquisition. Shareholders of each Fund are now being asked to approve the proposed investment advisory agreement (“Proposed Investment Advisory Agreement”) with VIA (Proposal 2) and to approve a new Subadvisory Agreement (“Proposed Subadvisory Agreement” and together with the Proposed Investment Advisory Agreement, the “Agreements”) among VIA, the applicable Fund and WCM (Proposal 3).

The Agreements are being proposed in connection with the Acquisition of WCM by Virtus. It is proposed that VIA will become investment adviser to the Funds, and other Virtus affiliates will become distributor, administrator and transfer agent of the Funds as applicable, while continuing to provide Shareholders the same investment strategies and portfolio management teams through subadvisory relationships with WCM. As investment adviser, VIA would be responsible for overseeing the performance of WCM. Virtus and WCM believe that this arrangement provides an opportunity for Shareholders to benefit from each company’s strengths in a cohesive manner.

As described above, Proposals 1 through 4 are each contingent on sufficient Shareholder support for WCM and Virtus to proceed with the closing of the Acquisition. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another. Additionally, no approved contracts will be executed to terminate the current investment advisory arrangements until the conditions are met to prompt the closing of the Acquisition. If the Shareholders of one or more Funds do not approve these Proposals, but WCM and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreements of the Funds pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Funds for which the votes failed to ensure continued management of those Funds, including, potentially, executing interim advisory agreements between the relevant Fund and WCM that would have a term of no more than 150 days.

The Board’s Rationale for Proposal 2 and Proposal 3

The Board believes that Proposal 2 and Proposal 3 provide an opportunity for the Funds and their shareholders to benefit from the strengths of both WCM and VIA. Proposals 2 and 3, together with the employment contracts for Messrs. Behren and Shannon, are expected to provide for the continuity of the Funds’ portfolio management for a period of at least five years following the Acquisition, while Virtus is expected to bring organizational breadth, depth and redundancy to the Funds and is also expected to bring enhanced access to distribution and stronger leverage with top distributors, which is expected to benefit the Funds in the increasingly competitive environment for access to distribution channels, and potentially lower costs for certain services.

The Board believes that the Funds and their shareholders are likely to benefit from Virtus’s well-developed structure, experienced professionals and other resources to provide enhanced levels of oversight of investment processes and performance, and compliance and controls. In coming to this conclusion, the Board considered the following factors, among others:

•	Virtus is a public company with a demonstrated track record and business model of successfully acquiring and integrating boutique asset managers.

•	Virtus uses well regarded service providers to service the Virtus Funds and intends to transition the Funds to those service providers in the ordinary course following the closing of the proposed Acquisition.

•	Virtus’s operating model contemplates preserving the investment autonomy of WCM.

•	No changes to the Funds’ portfolio managers, investment objectives, investment strategies or investment processes are anticipated in connection with the Acquisition.

Description of the Current Investment Advisory Agreements

WCM currently serves as the investment adviser for each Fund pursuant to an Investment Advisory Agreement (the “Current IAAs”). The Board, including a majority of the Independent Trustees, most recently approved the continuation of each Trust’s Current IAA in October 2020. The following chart provides the date of the Current IAA with respect to each Fund and the date such agreement was last submitted to such Fund’s Shareholders for approval.

Fund	Date of Current Agreement	Date Submitted to Shareholders
The Merger Fund	January 1, 2011	November 24, 2010
The Merger Fund VL	January 1, 2011	November 24, 2010
WCM Alternatives: Event-Driven Fund	November 13, 2013	July 29, 2013
WCM Alternatives: Credit Event Fund	December 29, 2017	November 16, 2017

Services.  Under the terms of the Current IAAs, WCM, subject to the supervision of the Board, is obligated to manage the investment of the assets of the Funds, to place orders for the purchase and sale of the Funds’ portfolio securities, and to be responsible for overall management of the Funds’ securities portfolios.

Compensation.  As compensation for WCM’s services rendered, each Fund pays WCM a fee under the applicable Current IAA. The fees are accrued daily and paid monthly.

Fund	Annual Management Fee Rate Under the Current IAA (1)
The Merger Fund	1.00%
The Merger Fund VL	1.25%
WCM Alternatives: Event-Driven Fund	1.25%
WCM Alternatives: Credit Event Fund	1.00%

(1) Management fees are set at an annualized rate based on the average daily net assets of each Fund.

In addition to the investment management fees paid by each Fund under its Current IAA as described above, each Fund currently directly bears expenses for other administrative services and costs outside of its Current IAA, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Funds. The fees and expenses for these services are currently included in each Fund’s total expenses and are borne by the Shareholders of the Fund.

Term/Termination/Amendment.  Each Current IAA took full force and effect as to the applicable Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board of Trustees, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) by a majority of the Independent Trustees). Each IAA can also be terminated without penalty at any time (i) by the applicable Fund (either by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of Trustees); or (ii) by WCM, in each case on 60 days’ written notice delivered to the other party. Additionally, each Current IAA terminates automatically in the event of its assignment (as defined in the 1940 Act). A Current IAA may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the applicable Fund.

If Proposals 2 and 3 are approved with respect to a Fund, the Trust’s Current IAA will be terminated with respect to that Fund in connection with the effectiveness of the Fund’s Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement. However, the Proposed Investment Advisory Agreements or Proposed Subadvisory Agreements approved pursuant to Proposals 2 and 3 will not be executed to terminate the Current IAA until the conditions are met to prompt the closing of the Acquisition.

Liability.  The Current IAA for Westchester Capital Funds provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of WCM, or reckless disregard of its obligations and duties hereunder, WCM, including its officers, directors, and partners, shall not be subject to any liability to the Trust or any Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Current IAA. The Current IAAs for The Merger Fund and The Merger Fund VL provide that WCM shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current IAA relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of WCM in the performance of its obligations and duties under the Current IAA. Each Current IAA further provides that any person, even though also employed by WCM, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of WCM.

Description of the Proposed Investment Advisory Agreement

At meetings held on April 29, 2021, the Board of each Trust, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of the applicable Fund, the Proposed Investment Advisory Agreement between VIA and each Trust, a form of which is attached to this Proxy Statement as Appendix B. The description of the Proposed Investment Advisory Agreement below is qualified in its entirety by reference to the actual terms of the form of agreement in Appendix B.

Services. Pursuant to the Proposed Investment Advisory Agreement, VIA shall provide to each Trust the below investment management services:

•	Investment research, advice and supervision;

•	An investment program for the Fund(s) under each Trust

o	consistent with applicable investment objectives, policies and procedures; and

o	designed to manage cash, cash equivalents and short-term investments for each such Fund with respect to assets designated from time to time to be managed by a subadviser to each such Fund

•	Advice and assistance on the general operations of the Trust; and

•	Regular reports to the Trustees on the implementation of each Fund’s investment program.

VIA will also furnish at its own expense, or pay the expenses of each Trust for, the following:

•	Office facilities, including office space, furniture and equipment;

•	Personnel necessary to perform the functions required to manage the investment and reinvestment of each Fund’s assets (including those required for research, statistical and investment work);

•	Compensation and expenses, if any, of the Trustees who are also affiliated persons of VIA or any of its affiliated persons; and

•	Any subadviser recommended by VIA and appointed to act on behalf of each Trust.

VIA need not provide personnel to perform, or pay the expenses of each Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.

Compensation.  Under the Proposed Investment Advisory Agreement, as compensation for VIA’s services rendered, and for the facilities furnished and for the expenses borne by VIA, each Fund will pay VIA an advisory fee, accrued daily and paid monthly, at the rates set forth below. These rates are identical to the investment management/advisory rates for each Fund described above under the Current IAAs.

Fund	Annual Management Fee Rate Under the Proposed IAAs (1)
The Merger Fund	1.00%
The Merger Fund VL	1.25%
WCM Alternatives: Event-Driven Fund	1.25%
WCM Alternatives: Credit Event Fund	1.00%

(1) Management fees are set at an annualized rate based on the average daily net assets of each Fund.

Comparison of Current IAAs and the Proposed Investment Advisory Agreement.

Fees and Expenses.

If Proposals 2 and 3 are approved by shareholders, there will be no changes in the rate of fees payable by any of the Funds for investment management services because the rate of fees payable by each Fund under the Proposed Investment Advisory Agreements are identical to the rate of fees paid by each Fund under the Current IAAs with WCM. The tables in Appendix C set forth the total annual expenses incurred by each Fund during the its most recent fiscal year (expressed as a percentage of net assets) and estimates of the pro forma total annual expenses that each Fund would have incurred during the same period if the Proposed Investment Advisory Agreement had been in place. The tables illustrate that the rate of investment advisory fees under the Proposed Investment Advisory Agreement applicable to each Fund would be the same as the rate of management fees currently payable by each Fund under the Current IAAs. While the fees payable under the Proposed Investment Advisory Agreement, when combined with the administration fee and transfer agency fee are expected to result in the Funds having gross total operating expenses before fee waivers or expense reimbursements that are higher than the Fund’s current total annual operating expenses, VIA has agreed to contractually limit each Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement is effective, so that each Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) are no higher than they were at the end of the semiannual period ending June 30, 2021.

Investments in Investor Class shares and Institutional Class shares of the Funds are not currently subject to any front-end sales charge or any contingent deferred sales charge. Following the Acquisition, the Board of Trustees of the Trusts expects to impose a front-end sales charge and/or a contingent deferred sales charge on purchases or redemptions of Investor Class shares. If any front-end or deferred sales charges are imposed on Investor Class shares of the Funds following the Acquisition and as part of the transition to VIA as investment manager, Investor Class shareholders of the Funds at the time of the Acquisition will be eligible for waivers of those sales charges in respect of additional purchases of Investor Class shares of the same Fund.

The Proposed Investment Advisory Agreement is substantially similar to the Current IAA. A summary of certain of the material differences between the Proposed Investment Advisory Agreement and the Current IAAs is included below. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Investment Advisory Agreement’s terms.

No Material Differences in Compensation.

Under both the Current IAAs and the Proposed Investment Advisory Agreements, each Fund pays the same rate of fees, with such fees accruing daily and payable monthly. No fees are payable by the Funds under the Proposed Subadvisory Agreements. Accordingly, no material differences are expected to result in the rate of fees payable by the Funds for investment advisory services if Proposals 2 and 3 are approved, as proposed.

No Material Differences in Scope of Services.

Under both the Current IAAs and the Proposed Investment Advisory Agreements, the relevant investment adviser must furnish an investment program for the Fund. The Proposed Investment Advisory Agreements include additional terms that require VIA to vote proxies with respect to the Funds’ portfolio holdings and that specify that VIA will perform certain other functions and bear such other costs, including the provision of advice and assistance with the general operations of the Funds and provide regular reports to a Fund’s Board of Trustees. While the Current IAAs generally do not have specific provisions covering these matters, WCM has historically performed these services and borne these costs within the scope of the performance of its duties under the Current IAAs.

Material Differences in Other Terms.

Under the Proposed Investment Advisory Agreements, VIA may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of the Proposed Investment Advisory Agreements by VIA upon such terms and conditions as may be mutually agreed upon among the relevant Fund, VIA and such agent. In connection with the Acquisition and as described elsewhere in this proxy statement, VIA intends to appoint WCM to perform, subject to VIA’s oversight, portfolio management services for the Funds. The Current IAAs for Event-Driven Fund and Credit Event Fund have similar provisions, but those for The Merger Fund and Merger Fund VL do not have any similar provision permitting delegation of responsibilities.

The Proposed Investment Advisory Agreement will be governed under the laws of the state of establishment of each Trust (Massachusetts for The Merger Fund and Westchester Capital Funds, and Delaware for The Merger Fund VL), and any suit, action or proceeding brought by any Shareholder would be brought exclusively in the courts of the Commonwealth of Massachusetts for The Merger Fund and Westchester Capital Funds and the state of Delaware for The Merger Fund VL, whereas the Current IAAs for The Merger Fund and The Merger Fund VL are governed by New York law. The Proposed Investment Advisory Agreements also include a confidentiality clause whereby parties to the agreement shall treat all information and actions pertaining to the Funds as confidential. There are no confidentiality provisions under the Current IAAs.

Virtus-Advised Fund Comparisons.

Although VIA manages other open-end and closed-end funds, VIA does not manage any other funds or accounts that it has determined are substantially similar to the Funds, which is one reason it has pursued the Acquisition.

Effective Date.

If the Proposed Investment Advisory Agreement is approved by Shareholders of a Fund, it will take effect concurrent with the termination of the Current IAA for that Fund. The actual effective date of the Proposed Investment Advisory Agreement for each Fund will be at a date and time mutually agreeable to the Fund, VIA and WCM in order to effect an efficient transition for the Fund and its Shareholders.

Term/Termination/Amendment.

The Proposed Investment Advisory Agreement, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial two year period and shall continue thereafter on an annual basis with respect to each Fund provided that such continuance is specifically approved at least annually (i) by either the Trustees or a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund; and (ii) the terms and any continuation of the Proposed Investment Advisory Agreement have been approved by a majority of the Trustees who are not parties or interested persons to each agreement, in a vote cast in person at a meeting called for such purpose (or otherwise, as consistent with applicable laws, regulations and related guidance and relief). It can also be terminated with respect to a Fund at any time on 60 days’ written notice to VIA, or by VIA on 60 days’ written notice to the Trust, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, each Proposed Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Liability.

Each Proposed Investment Advisory Agreement provides that VIA shall not be liable to the Trust or any Shareholder of the Trust, for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of VIA’s duties under the Proposed Investment Advisory Agreement. This standard of liability is substantially similar to the standard that applies under the Current IAAs, except that WCM is not – at least expressly - liable for the reckless disregard of its duties. Additionally, the Proposed Investment Advisory Agreement does not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Trust.

Information about VIA

Virtus Investment Advisers, Inc. is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is a wholly-owned subsidiary of Virtus Investment Partners, Inc., all of which are located at One Financial Plaza, Hartford, CT 06103. VIA acts as the investment adviser for over 60 mutual funds. As of December 31, 2020, VIA had approximately $39.9 billion in assets under management. VIA has acted as an investment adviser for over 80 years.

The principal executive officers and directors of VIA are presented in Appendix D.

Description of the Proposed Subadvisory Agreement

The Proposed Subadvisory Agreement calls for WCM to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to the Funds by WCM. No changes to the portfolio management team, the investment objectives, the principal investment strategies or the principal risks of the Funds are expected to occur as a result of the proposed Acquisition or in connection with the implementation of the Proposed Subadvisory Agreement. As investment adviser, VIA would be responsible for overseeing WCM and its services.

Services. Under each Proposed Subadvisory Agreement, the form of which is attached to this Proxy Statement as Appendix E, WCM would be obligated, subject always to the direction and oversight of the Boards of Trustees and VIA, to furnish continuously an investment program for the Funds’ portfolios.

In providing sub-advisory services to a Fund, WCM shall be subject to the investment objectives, policies and restrictions of the Fund and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the SEC as part of the Fund’s registration statement (the “Registration Statement”), as may be periodically amended and provided to WCM by VIA, and to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VIA. WCM shall not, without a Fund’s or Trust’s prior written approval, effect any transactions that would cause the applicable Fund(s) at the time of the transaction to be out of compliance with any of such restrictions or policies. VIA agrees to provide WCM with such assistance as may be reasonably requested by WCM to facilitate WCM’s services under the Proposed Subadvisory Agreement, including, without limitation, providing information concerning each Trust and Fund, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of each Fund or each Trust’s affairs.

Fees. The total advisory fee that each Fund pays to VIA under the Proposed Investment Advisory Agreements will not change as a result of Proposals 2 or 3. Under the Proposed Subadvisory Agreement, VIA will pay a subadvisory fee to WCM at the rate of 50% of the net advisory fee paid by the applicable Fund to VIA. For this purpose, the “net advisory fee” is the advisory fee paid to VIA, based on the Fund’s average daily net assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which does not include reimbursement of VIA for any expenses or recapture of prior waivers. The advisory fee rate for each Fund under the Proposed Investment Advisory Agreement before reimbursement of expenses and/or waivers is listed above and is the same as the advisory fee rate for each Fund under the Current IAA. VIA and WCM believe the subadvisory fee to be charged by WCM is reasonable in light of the subadvisory services to be provided to each Fund. The fees shall be prorated for any month during which the applicable Proposed Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to WCM, the net asset value of the applicable Fund shall be calculated as set forth in the then current Registration Statement of that Fund.

Effective Date. If the Proposed Subadvisory Agreement is approved by Shareholders of a Fund, that Proposed Subadvisory Agreement will take effect with respect to the applicable Fund concurrent with the effectiveness of the Proposed Investment Advisory Agreement with respect to that Fund. The actual effective date of the Proposed Subadvisory Agreements will be at a date and time mutually agreeable to each Trust, VIA and WCM, in order to effect an efficient transition for the Funds and their Shareholders.

Information about WCM

Westchester Capital Management, LLC is located at 100 Summit Lake Drive, Valhalla, New York 10595. With a history spanning more than three decades WCM is one of the leading managers of event-driven investing. As of December 31, 2020, WCM had approximately $4.3 billion in assets under management.

The principal executive officers and directors of WCM are presented in Appendix F.

Certain Trustees and Officers of the Funds. The following table lists the names of each Trustee and officer of the Funds who is also an officer, employee, director, general partner or Shareholder of WCM.

Name	Position with Fund	Position with WCM
Roy D. Behren	Co-President, Treasurer and Trustee	Co-Portfolio Manager and Co-President
Michael T. Shannon	Co-President and Trustee	Co-Portfolio Manager and Co-President
Bruce Rubin	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Chief Operating Officer
Abraham Cary	Secretary	Head of Trading
Christopher Colomb	Principal Financial Officer	Controller

Other Similar Funds Managed by WCM

The following table identifies other funds with similar investment objectives to certain of the Funds for which WCM serves as investment subadviser, the assets under management (AUM) for each such fund (or sleeve thereof, as applicable) as of March 31, 2021, and the rate of WCM’s compensation for serving as subadviser to each fund.

Fund	Other Similar Fund	AUM (millions)	Subadvisory Fee Paid to WCM
WCM Alternatives: Event-Driven Fund	JNL/Westchester Capital Event Driven Fund	$125.5	0.85%
The Merger Fund The Merger Fund VL	JNL Multi-Manager Alternative Fund[1]	$108.3	0.85%

1 WCM provides portfolio management to a sleeve of this fund.

Boards’ Consideration of the Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement

Review Process

Prior to the public announcement of the proposed Acquisition representatives of WCM and Virtus discussed the proposed Acquisition and its impact on the Funds with the Independent Trustees of the Funds and their independent legal counsel. The Independent Trustees were advised that the proposed Acquisition, if completed, would constitute a change of control under the 1940 Act, that would result in the termination of the Funds’ current advisory agreements with WCM. The Independent Trustees also were advised that, following the proposed Acquisition, it was proposed that each Fund enter into a Proposed Investment Advisory Agreement with VIA and a Proposed Subadvisory Agreement among the Fund, VIA and WCM (collectively, the “Proposed Agreements”).

The 1940 Act requires that the Board request and evaluate, and that VIA and WCM furnish, such information as may reasonably be necessary to evaluate the terms of the Proposed Agreements. The Independent Trustees began their formal review process in December 2020 by preparing an extensive information request letter (the “Request for Information”), which sought a wide range of information the Independent Trustees believed would be necessary to evaluate the proposed Acquisition and its potential implications for the Funds and their shareholders, VIA, WCM and the terms of the Proposed Agreements. The Independent Trustees were assisted in preparing the Request for Information by their independent legal counsel.

During a regular Board meeting held on January 16, 2021, the President and Chief Executive Officer of Virtus provided the Independent Trustees with an overview of the proposed Acquisition and Virtus’ operations and capabilities.

On January 21, 2021, Virtus provided its initial response to the Request for Information (the “Initial Response”). On February 3, 2021, the Independent Trustees met with their counsel to discuss the Initial Response. Following that meeting, the Independent Trustees sought additional information from Virtus regarding the proposed Acquisition and its potential implications for the Funds and their shareholders (the “Supplemental Request for Information”). On March 1, 2021, Virtus provided an updated response to the Request for Information and the Supplemental Request for Information (the “Updated Response”). On March 8, 2021, the Independent Trustees met with their counsel to discuss the Updated Response. Following that meeting, counsel to the Independent Trustees sent Virtus a list of additional items about which the Independent Trustees desired additional information (the “List of Additional Items”). On March 10, 2021, Virtus provided responses to the List of Additional Items (the “Supplemental Response”). On March 15, 2021, the Independent Trustees met with their counsel to discuss the Supplemental Response. On March 17, 2021, counsel to the Independent Trustees sent Virtus and WCM proposed topics that the Independent Trustees wanted to be discussed (“Meeting Topics”) at an upcoming special Board meeting.

In connection with the proposed Acquisition and their consideration of the Proposed Agreements, the Board and the Independent Trustees met with senior representatives of Virtus and WCM at a special Board meeting held on March 24, 2021 to discuss the proposed Acquisition and its expected implications for the Funds and their shareholders and any remaining matters concerning the Initial Response, the Updated Response and the Supplemental Response. During that meeting, senior management of Virtus discussed Virtus and its affiliates’ operations and personnel and responded to questions from the Board and the Independent Trustees. Representatives of Virtus and WCM also discussed the Meeting Topics with the Board and the Independent Trustees. Virtus agreed to look into certain items raised during that meeting and provide additional information to the Board and the Independent Trustees.

On April 16, 2021, the Lead Independent Trustee of the Funds met via video conference with the Independent Chair of the Virtus Funds’ Board during which they discussed, among other topics, the organization of the Board and its standing committees, the experience and skills of the members of the Virtus Funds’ Board, and the Virtus Funds’ Board’s oversight of the Funds and their service providers.

On March 26, 2021, the Independent Trustees met with their counsel to review the discussions that had occurred during the March 24, 2021 special Board meeting. Following that meeting, counsel to the Independent Trustees sent Virtus a list of open items, which included certain items that had been raised during the March 24th special Board meeting. On April 7, 2021, Virtus provided information in response to the list of open items. On April 9, 2021, the Independent Trustees met with their counsel to discuss Virtus’s responses to the list of open items.

At a special Board meeting held on April 29, 2021, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement between each Fund and VIA and each New Sub-Advisory Agreement among each Fund, VIA and WCM. The Board also approved interim advisory agreements (each, an “Interim Advisory Agreement” and together, the “Interim Agreements”) between each Fund and WCM.

The Independent Trustees’ deliberations were made separately in respect of each Fund. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the entering into of the Proposed Agreements and Interim Agreements in private sessions with their counsel. Prior to voting, the Independent Trustees received a memorandum from their counsel discussing the legal standards for their consideration of the Proposed Agreements and the Interim Agreements. The Independent Trustees and the Board, in determining to approve the entering into of the Proposed Agreements and Interim Agreements, did not identify any particular factor that was all-important or controlling, and each Trustee attributed different weights to the various factors.

Materials Reviewed

During the course of each year, the Board and the Independent Trustees receive a wide variety of materials relating to the services provided by WCM, including, but not limited to, reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by WCM to the Funds.

In addition, the Board’s evaluation of the Proposed Agreements and Interim Agreements included consideration of the information provided in response to the Board’s information requests and in meetings with representatives of Virtus and the Virtus Funds as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current investment advisory agreements with WCM at a meeting held on October 29, 2020.

In the course of their deliberations regarding the Proposed Agreements and the Interim Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by VIA, its affiliates and WCM, including the personnel who would be providing such services; Virtus’s financial condition; the proposed advisory and sub-advisory fees to be paid to VIA and WCM, respectively; the anticipated profitability of the Funds to VIA and its affiliates; the direct and indirect benefits, if any, to be derived by VIA and its affiliates from their relationship with the Funds; and the effect of each Fund’s projected growth and size on such Fund’s performance and expenses.

The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees in evaluating the Proposed Agreements and the Interim Agreements.

Evaluation of the Proposed Agreements and the Interim Agreements

In evaluating the approval of the entering into of the Proposed Agreements and the Interim Agreements, the Board and the Independent Trustees also considered the following matters:

1.	Virtus’s and its affiliates’ reputation, experience, financial condition and resources;

2.	Virtus is a public company with a demonstrated track record and business model of successfully acquiring and integrating boutique asset managers;

3.	Virtus’s compliance history reflects a strong commitment to regulatory compliance;

4.	Virtus uses well regarded service providers to service the Virtus Funds and intends to transition the Funds to those service providers in the ordinary course following the closing of the proposed Acquisition;

5.	Virtus is expected to bring organizational breadth, depth and additional oversight to the Funds;

6.	Virtus is expected to bring a well-developed structure, experienced professionals and other resources to provide enhanced levels of oversight of investment processes and performance, and compliance and controls, including financial controls;

7.	The proposed Acquisition is expected to provide for the continuity of portfolio management for a period of at least five years following the closing of the proposed Acquisition via employment contracts with Messrs. Behren and Shannon;

8.	Virtus is expected to bring enhanced access to distribution and stronger leverage with top distributors, which is expected to benefit the Funds in the increasingly competitive environment for access to distribution channels, and potentially lower costs for certain services;

9.	Virtus’s operating model contemplates preserving the investment autonomy of WCM;

10.	Virtus and WCM have committed to maintaining the nature, quality and extent of services to be provided to the Funds following the closing of the proposed Acquisition;

11.	WCM’s expectation and stated intention is to continue to manage the Funds in accordance with each Fund’s current investment objective and principal investment strategies for the foreseeable future; and

12.	Virtus is agreeing to maintain the Funds’ current contractual advisory fees and to maintain the Funds’ existing waivers and/or expense limitations for at least two years after the closing of the proposed Acquisition, which would benefit the Funds in the event their assets were to decline in the future, and Virtus has stated that its past practice has been to continue to maintain those waivers and/or expense limitations beyond the expiration of the two-year period.

Nature, extent and quality of the services under the Proposed Agreements and the Interim Agreements

In considering the nature, extent, and quality of the services to be provided to the Funds by VIA and WCM under the Proposed Agreements and the Interim Agreements, as applicable, the Board and the Independent Trustees took into account information relating to VIA’s and WCM’s operations and personnel. The Board and the Independent Trustees considered information provided by Virtus regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board and the Independent Trustees considered the expected impact, if any, of the proposed Acquisition on the operations, organization and personnel of WCM, and that Virtus and WCM have advised the Board and Independent Trustees that, following the closing of the proposed Acquisition, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders. The Board and the Independent Trustees considered the investment strategies WCM uses in managing the Funds and the performance of the Funds under WCM’s management. The Board and the Independent Trustees noted that the Funds’ current portfolio managers are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the proposed Acquisition. In this regard, the Board and the Independent Trustees took into account that Virtus intended to enter into employment contracts with Messrs. Behren and Shannon which would become effective following the closing of the proposed Acquisition and would have a term of five years. The Board and the Independent Trustees also took into account, as applicable, the benefits from the enhanced resources that VIA and Virtus Fund Services, LLC (“VFS”) would bring to WCM and the Funds, as well as the benefits to WCM and each Fund of being part of a larger combined organization with greater financial resources. The Board and the Independent Trustees also considered information regarding the financial condition of Virtus, its experience as a fund sponsor and manager, strong client service capabilities, and relationships in the asset management industry.

In considering the management style and investment strategies that WCM would continue to use in managing the Funds, the Board and the Independent Trustees took into consideration certain comparative performance information for the Funds that was received in connection with the Funds’ most recent annual contract renewal. The Board and the Independent Trustees took into account that it is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the proposed Acquisition. Given that the Funds’ current portfolio managers are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the proposed Acquisition and that no changes to the Funds’ investment objectives or principal investment strategies are anticipated as a result of the proposed Acquisition, the Board determined that it was appropriate to consider certain comparative performance information that the Board had received in connection with the Funds’ most recent annual contract renewal in evaluating the quality of services to be provided to the Funds and their shareholders after the closing of the proposed Acquisition. That comparative performance information indicated, among other things, that: (1) The Merger Fund (net of expenses) ranked in the first quartile of its peer group for each of the one-, three-, five- and ten-year periods ended August 31, 2020, (2) The Merger Fund VL (net of expenses) ranked in the first quartile of its peer group over the one-, three-, five- and ten-year periods ended August 31, 2020, (3) the Event-Driven Fund (net of expenses) ranked in the fourth quartile of its peer group for the one-, three- and five-year periods ended August 31, 2020, and (4) the Credit Event Fund (net of expenses) ranked in the third quartile of its peer group for the one-year period ended August 31, 2020. In considering the relative underperformance of the Event-Driven Fund, the Board considered WCM’s explanations for that relative underperformance as well as WCM’s longer-term track record in merger arbitrage and event-driven investing generally. In evaluating the foregoing comparative performance information, the Board and the Independent Trustees considered the limited number of close peers for each Fund, especially for periods of five years or longer (where applicable). The Board and Independent Trustees concluded that each Fund’s performance supported approval of the entering into of the Proposed Agreements and the Interim Agreements. The Board and the Independent Trustees considered the extensive oversight capabilities and resources that VIA would bring to the portfolio management of the Funds.

Based on their review of the materials provided and the assurances they received from Virtus and WCM, the Independent Trustees determined that the proposed Acquisition was not expected to affect adversely the nature, extent and quality of services provided to the Funds and the proposed Acquisition was not expected to have an adverse effect on, and, indeed should reasonably be expected to enhance the ability of WCM to continue managing the Funds. The Board and the Independent Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by VIA and WCM under the New Advisory Agreements and the Interim Agreements, as applicable.

Proposed Advisory Fees, Sub-Advisory Fees and Expenses

In considering each Fund’s proposed advisory and sub-advisory fees and estimated net expenses, the Board and the Independent Trustees considered certain comparative fee and expense data that had been received in connection with the Funds’ most recent annual contract renewal. The Board and the Independent Trustees also considered pro forma information regarding the Funds’ fees and expenses following the closing of the proposed Acquisition. The Board and the Independent Trustees also took into account that no changes in the Funds’ current advisory fees were being proposed in connection with the proposed Acquisition and that WCM’s sub-advisory fees would be paid out of the advisory fees. The Board and the Independent Trustees also took into account that the expense limitation agreements applicable to The Merger Fund VL, the Event-Driven Fund and the Credit Event Fund, and the advisory fee waiver in respect of The Merger Fund would not change for at least two years following the closing of the proposed Acquisition and that Virtus had stated that its past practice has been to continue to maintain those waivers and/or expense limitations beyond the expiration of the two-year period. Based upon the foregoing, the Board and the Independent Trustees concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from VIA and WCM, respectively.

In assessing the possibility that the Nominees, if elected, may revise the share class features of the Investor Class Shares of The Merger Fund, Event-Driven Fund, and Credit Event Fund to make the sale of Investor Class Shares subject to a front-end sales charge and/or a contingent deferred sales charge, the Board and the Independent Trustees considered that VIA had undertaken that all existing accounts invested in those Funds at the time of the Acquisition would qualify for a waiver of such sales charges on subsequent purchases of those Funds and that there was also the potential for the Funds and their existing shareholders to benefit from the shares of those Funds being available for sale on as many investment platforms and through as many investment channels as possible.

Anticipated Profitability and Possible Economies of Scale

Anticipated Profitability – In reviewing the anticipated profitability of the Funds to VIA and its affiliates, the Board and the Independent Trustees considered the fact that affiliates of VIA would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. In this regard, Virtus provided an analysis of the Funds’ current net expenses and the Funds’ pro forma net expenses, which reflected the compensation to be received by VIA and its affiliates for their provision of services to the Funds following the closing of the proposed Acquisition. The Board and the Independent Trustees took into consideration information provided by Virtus that indicated that Virtus’s profitability was within the range of the profitability of industry peers with a similar business model. The Board and the Independent Trustees noted that for at least two years following the closing of the proposed Acquisition the net expenses of the Funds (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) by share class were not expected to increase. The Board and the Independent Trustees also took into account whether Virtus and its affiliates had the financial wherewithal to provide services to the Funds. The Board and the Independent Trustees also considered that Virtus and its affiliates would likely derive benefits in the form of increased assets under management and the expansion of the Virtus Funds’ lineup from their relationship with the Funds. Because VIA would pay WCM’s sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to WCM was not a material factor in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the New Sub-Advisory Agreements. Based upon their review, the Board and the Independent Trustees concluded that VIA’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which VIA may realize economies of scale in managing the Funds. The Board and Independent Trustees considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board and the Independent Trustees took into account management’s discussion of the Funds’ estimated expenses following the closing of the proposed Acquisition, noting that the expense limitation agreements applicable to The Merger Fund VL, the Event-Driven Fund and the Credit Event Fund, and the advisory fee waiver in respect of The Merger Fund would continue for at least two years following the closing of the proposed Acquisition. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by VIA, if any, with the Funds and their shareholders. Because VIA would pay WCM’s sub-advisory fees out of its advisory fees, the Board and the Independent Trustees did not consider the potential economies of scale from WCM’s management of the Funds to be a material factor in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the New Sub-Advisory Agreements.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Proposed Agreements and Interim Agreements, including the fees payable to VIA and WCM, as applicable, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services to be provided to the Funds and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that the entering into of the Proposed Agreements and the Interim Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the entering into of the Proposed Agreements and the Interim Agreements and recommended that the Funds’ shareholders approve the Proposed Agreements.

Required Vote

Approval of each Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement with respect to each Fund requires the “affirmative vote of a majority of the outstanding shares” of that Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. The approval of these Proposals with respect to a Fund are not contingent upon the approval of the Proposals with respect to any other Fund. Furthermore, if the Shareholders of some Funds do not approve these Proposals, but WCM and Virtus proceed to closing of the Acquisition, the closing will result in the termination of the investment advisory agreements of the Funds pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Funds for which the votes failed to ensure continued management of those Funds, including, potentially, executing interim advisory agreements between the relevant Fund and WCM that would have a term of no more than 150 days.

THE BOARD OF TRUSTEES OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL FOR YOUR FUND.

III. APPROVAL OF A PROPOSAL TO PERMIT VIA TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL, AND TO PERMIT THE FUNDS TO DISCLOSE ADVISORY AND SUBADVISORY FEE INFORMATION IN AN AGGREGATED MANNER

The Board has approved, and recommend that Shareholders approve, a proposal (the “Manager of Managers Proposal”) that would enable the Funds to be managed in a “manager of managers” structure, whereby VIA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers, while the selected subadvisers are responsible for portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. While there is no change in the subadviser of the Funds proposed or expected for the Funds, there are times when such relief is nevertheless helpful to mutual funds. For example, under the 1940 Act a subadvisory agreement normally would automatically terminate upon its “assignment” (as that term is defined in the 1940 Act), which includes some instances of a subadviser or its parent company making changes to its corporate structure. If a fund has the relief proposed here, that fund’s Board and investment adviser are able to determine whether the affected subadvisory agreement should continue, without the fund having to incur the cost or hassle of a shareholder vote. The specific terms and conditions of the Manager of Managers Proposal are discussed below.

For purposes of this section, an unaffiliated subadviser is an investment subadviser that is not an affiliate of the affected Fund or VIA, which means that (a) it does not control and is not owned or controlled by the same parent of the applicable Trust or VIA, (b) it does not own or control 5% of the outstanding voting shares of the affected Fund or VIA, or (c) the affected Fund or VIA does not own or control 5% of its outstanding voting shares

(an “Unaffiliated Subadviser”) and a wholly-owned subadviser for an affected Fund means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either VIA or a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (a “Wholly-Owned Subadviser”).

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that Shareholders approve agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain Shareholder approval, the Funds must call and conduct Shareholder meetings, prepare and distribute proxy materials and solicit votes from Shareholders. The process can be costly and time-consuming. The Board believes that it is in Shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by VIA regarding subadvisers. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by VIA.

The combined flexibility provided by the Virtus Exemptive Order and No-Action Relief, as defined and outlined below, would be useful in a number of scenarios, including (i) if the Board in the future wishes for a portion of any Fund to be managed according to a strategy that requires the unique expertise of one or more third-party advisers, (ii) if a Fund merges with another fund with a third-party adviser that will continue to manage a portion of the portfolio or (iii) if it is advisable for VIA and WCM to materially change any aspect of their contractual relationship. Importantly, in the event that there are changes to the ownership structure of a subadviser, including certain kinds of internal reorganizations either at the subadviser or owner entity level, the 1940 Act could deem the applicable subadvisory agreement “assigned” and therefore require reapproval. The Virtus Exemptive Order and related relief would allow the Board to reinstate the subadvisory agreements with such subadviser in these technical “assignment” situations without having to seek shareholder approval and without the delay and expense inherent in holding shareholder meetings.

SEC Exemptive Order. On October 25, 2016, the SEC granted an order exempting VIA from the federal securities law requirements to obtain Shareholder approval regarding Unaffiliated Subadvisers and Wholly-Owned Subadvisers, subject to various terms and conditions (the “Virtus Exemptive Order”). The Virtus Exemptive Order permits VIA to hire new Unaffiliated Subadvisers and Wholly-Owned Subadvisers, and to amend subadvisory agreements with such subadvisers, with the approval of the board of the affected fund, but without the approval of Shareholders, provided Shareholders approve VIA’s authority to operate in this manner. In addition, the Virtus Exemptive Order allows for funds to disclose their advisory fees paid on an aggregate, rather than individual, basis in disclosure documents. The Virtus Exemptive Order is available to all funds advised by VIA, which would include, if Proposals 1, 2 and 3 are approved and implemented, the Funds.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment management fees that would be paid by the Funds to VIA.

The Virtus Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	VIA recommends that a Fund’s day-to-day management be diversified by adding another subadviser;

•	VIA recommends that a subadviser be removed because of performance issues and be replaced with a different subadviser; or

•	There is a change of control of a subadviser.

Under the Virtus Exemptive Order, the affected funds and VIA are subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. Before a Fund may rely on the Virtus Exemptive Order, its use must be approved by a majority vote of the Fund’s shareholders (as defined in the 1940 Act), and the Fund must disclose in its prospectus that it relies on the Virtus Exemptive Order, and that VIA has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of subadvisers.

VIA will continue to have overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to the Board’s review and approval, VIA will set the Fund’s investment strategies; evaluate, select and recommend subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. VIA will also monitor and evaluate the performance of subadvisers, and inform shareholders of the hiring of a new subadviser within 90 days of such hiring. A Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser (as defined below) or into a new or amended subadvisory agreement that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

No less frequently than quarterly, and when a subadviser is hired or terminated, VIA must provide the Board with the relevant information about its profitability. In addition, when a subadviser change is proposed for a Fund in reliance on the Virtus Exemptive Order, the Board will make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which VIA or the subadviser receives an inappropriate advantage.

Any ownership interest in a subadviser by a Trustee or officer of an affected fund, or partner, director, manager, or officer of VIA, must be limited to (i) ownership interests in VIA and certain entities that controls, is controlled by, or is under common control with VIA; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Virtus Exemptive Order provides, the Virtus Exemptive Order will expire on the effective date of that rule.

Although shareholder approval would not be required for VIA to terminate subadvisory agreements under the expanded relief, shareholders of an affected fund have the right to terminate subadvisory agreements for the fund at any time by a vote of a majority of the outstanding voting securities of the fund, and this right of shareholders will not be affected by any of the provisions in the expanded relief.

Related No-Action Relief. In 2019, the SEC issued a no-action letter (the “No-Action Relief”) that would permit VIA to apply the same relief in the Virtus Exemptive Order with respect to any existing and future partially-owned subadvisers, in addition to Unaffiliated Subadvisers and Wholly-Owned Subadvisers, if approved by shareholders. A partially-

owned subadviser for an affected fund means a subadviser which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by VIA, a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA, or a parent company of VIA (“Partially-Owned Subadviser” and, together with Wholly-Owned Subadvisers, “Affiliated Subadvisers”). This proposal also seeks shareholder approval to apply this No-Action Relief to the Funds. If this proposal is approved by shareholders, VIA and the Trusts generally intend to rely on the No-Action Relief and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the No-Action Relief is rescinded, VIA and the Trusts intend to rely on the Virtus Exemptive Order and to comply with its conditions, which are also summarized below.

VIA and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of an affected fund:

(a) to also engage or retain Partially-Owned, in addition to Unaffiliated Subadvisers and Wholly-Owned Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b) to subsequently change such subadvisers; or

(c) to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the No-Action relief would permit an affected fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):

(a) advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b) subadvisory fees paid by VIA to multiple Partially-Owned and Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the No-Action Relief is rescinded).

For a Fund to rely upon the No-Action Relief, it must comply with certain conditions as summarized below.

Before the Fund may rely on the No-Action Relief, its use must be approved by a majority vote of the Fund’s shareholders (as defined in the 1940 Act), and the Fund must disclose in its prospectus that it relies on such relief, and that VIA has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of subadvisers.

VIA will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, VIA will set the Fund’s investment strategies; evaluate, select and recommend subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. VIA will also monitor and evaluate the performance of subadvisers, and inform shareholders of the hiring of a new subadviser within

90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with any subadviser that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a subadviser is hired or terminated, VIA must provide the Board with information about its profitability with respect to the Fund. In addition, when a subadviser change is proposed for a Fund in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which VIA or the subadviser receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.

Board Considerations Regarding Approval of the Manager of Managers’ Proposal

Based on representations and a recommendation provided by VIA, the Boards have concluded that it is in the best interest of the Funds and their Shareholders to afford VIA the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As is described above, without the ability to utilize the Virtus Exemptive Order, in order for VIA to appoint a new subadviser or modify a subadvisory agreement materially, a Board must call and hold a Shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s Shareholders. This process is time consuming and costly. Without the delay inherent in holding Shareholder meetings, VIA would be able to act more quickly to appoint a new subadviser if and when the Board and VIA believe that the appointment would benefit the Fund. Each Board believes that granting VIA (subject to review and approval by such Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further Shareholder approval, is in the best interest of Shareholders because it will allow each Fund to operate more efficiently.

In addition, each Board determined that it is appropriate to vest the selection of subadvisers in VIA (subject to review and approval by the Board) in light of VIA’s investment advisory expertise and its experience in selecting subadvisers. The Board believes that if in the future it becomes appropriate to add or change a subadviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its Shareholders.

Finally, the Board of each Trust will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment advisory agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Virtus Exemptive Order provides relief.

Required Vote and Recommendation

Approval of the Manager of Managers Proposal for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present and entitled to vote at the Meeting, if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. This Proposal 4 is contingent upon Proposals 1 through 3 receiving sufficient Shareholder support for WCM and VIA to proceed with the closing of the Acquisition.

THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE PROPOSAL.

IV. TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator or investment manager, principal underwriter, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

The Merger Fund is an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 1982, as amended and restated on July 30, 2013 (the “Merger Fund Declaration of Trust”). Previously known as the Risk Portfolio of The Ayco Fund, the Fund commenced doing business as The Merger Fund on January 31, 1989. The Fund’s name was formally changed to The Merger Fund on August 22, 1989.

Each of WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund is a series of Westchester Capital Funds, an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013.

The Merger Fund VL is a no-load, open-end, diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002.

The address of each Trust is 100 Summit Lake Drive, Valhalla, New York 10595.

Current Investment Adviser

Westchester Capital Management, LLC (“WCM”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the investment adviser of The Merger Fund and The Merger Fund VL since 2011, and of WCM Alternatives: Event-Driven Fund’s and WCM Alternatives: Credit Event Fund since each Fund commenced operations. Prior to 2011, The Merger Fund and The Merger Fund VL were managed by WCM’s predecessor, Westchester Capital Management, Inc.

Current Principal Underwriter

Compass Distributors, LLC (the “Distributor”) serves as the principal underwriter of each class of shares of The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund pursuant to a distribution contract with each of The Merger Fund and Westchester Capital Funds. The Distributor is a Delaware limited liability company registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Merger Fund VL does not currently have a principal underwriter.

Current Administrator

U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services, LLC (the “Administrator”) started full service for WCM in 1993 and currently serves as the administrator of the Funds. The Administrator is a Wisconsin limited liability company located at 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53202.

Current Transfer Agent

U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services, LLC (the “Transfer Agent”) started full service for WCM in 1993 and currently serves as the Transfer Agent for the Funds. The Transfer Agent is a Wisconsin limited liability company located at 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53202.

Affiliated Service Providers

It is contemplated that following the Acquisition, affiliates of Virtus will become distributor, administrator and transfer agent for the Funds with the exception of The Merger Fund VL, for which affiliates of Virtus will become distributor and administrator. Upon Closing, VP Distributors, LLC will become distributor for the Trusts and VFS will become administrator to the Funds and transfer agent to The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund. VFS intends to sub-delegate certain sub-administration, accounting and sub-transfer agency services to the Funds’ current service providers. The transition to VFS as administrator and transfer agent to the Funds as stated above is expected to increase the total annual operating expenses of the Funds; however, the total expenses of each Fund are proposed to be subject to an expense limitation arrangement for a period of at least two years following the Acquisition intended to cap each Fund’s total annual operating expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) so that they are no higher than they were at the end of the semiannual period ending June 30, 2021.

Brokerage and Research Services

The Funds did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for each Trust and each Fund. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. The Independent Registered Public Accounting Firm for each Trust is located at 300 Madison Avenue, New York, New York 10017.

Upon request, representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions.

Pre-approval Policies and Procedures. Each Trust’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Trust’s independent registered public accounting firm. Under the policies, on an annual basis, a Trust’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of each Trust. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Trust’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to WCM and any entity controlling, controlled by, or under common control with WCM that provides ongoing services to the Funds (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Funds), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Trust’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Funds or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chair of each Trust’s Audit Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre- determined dollar thresholds. Any such pre-approval by the Chair (or by a delegate) is reported to the full Audit Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Fees. The following tables set forth, for each Trust’s two most recent fiscal years, as applicable, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the applicable Trust and (b) those non-audit services provided to WCM and any entity controlling, controlled by or under common control with WCM that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

The Merger Fund

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2020	$113,750	$0	$14,110	$0
December 31, 2019	$109,250	$0	$12,605	$0

The Merger Fund VL

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2020	$47,575	$0	$6,540	$0
December 31, 2019	$45,575	$0	$6,290	$0

Westchester Capital Funds

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2020	$86,075	$0	$21,050	$0
December 31, 2019	$81,075	$0	$18,895	$0

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of each Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by the principal accountant to each Trust for the last two fiscal years.

To the extent required by applicable regulations, the Audit Committees of the Boards must approve in advance all audit and non-audit services rendered to the applicable Trust(s) by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of a Trust. Such services may also be approved by a designated member of the Audit Committees of the Board if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $500,000 for audit services and $500,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For each Trust’s two most recent fiscal years, as applicable, there were no non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities.

Executive Officers

The following table provides information about the current executive officers of the Trusts who are not also Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Information about the executive officers of the Trusts who are Trustees is shown above under “Current Trustees.” Each is currently an executive officer of all three Trusts and the business address of each is c/o WCM, 100 Summit Lake Drive, Valhalla, New York 10595. It is expected that none of these officers will remain as officers of the Trusts following the Acquisition, as the newly elected Boards are expected to appoint officers from the Virtus organization.

Name	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Bruce Rubin	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms for The Merger Fund and The Merger Fund VL since 2010; since inception for Westchester Capital Funds	Chief Operating Officer of WCM since 2010.

Abraham Cary	Secretary	One-year terms for The Merger Fund and The Merger Fund VL since 2012; since inception for Westchester Capital Funds	Head of Trading of WCM since 2011.

Christopher Colomb	Principal Financial Officer	One-year terms for The Merger Fund, The Merger Fund VL and Westchester Capital Funds since 2020	Controller of WCM since 2017. Associate of Fortress Investment Group, LLC from 2015 to 2017.

Each of the Trusts’ executive officers is an “interested person” of the Trusts (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Please see the following table for information about relationships between the Trusts’ officers and certain of the Trusts’ affiliates.

Certain Affiliations

Except as disclosed elsewhere in this proxy statement, none of the Trust’s officers or any Trustee or Nominee who is an “interested person” of such Trust holds a position with affiliated persons or the principal underwriter of such Trust.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant Shareholders of the Funds is set forth in Appendix G.

Section 15(f) of the 1940 Act

Sections 15(f)(1)(a) and (b) of the 1940 Act provide that an investment adviser of a registered investment company and the affiliates of such adviser may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied:

(1)	For a period of three years after such assignment, at least 75% of the board of the investment company cannot be “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act of the new investment adviser or its predecessor; and

(2)	No “unfair burden” within the meaning of the 1940 Act may be imposed upon the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such investment adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types.

a.	The first type of compensation resulting in an “unfair burden” is compensation from any person in connection with the purchase or sale of securities or other priority to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund.

b.	The second type is compensation from the fund or its security holders for anything other than bona fide investment advisory or other services.

Prior to the Board’s consideration of the Proposed Agreements, VIA informed the Board that VIA expects that for at least three years following the Acquisition, the Post-Acquisition Board would continue to maintain a board structure that will satisfy the first condition of Section 15(f). Board composition will be determined by the Post-Acquisition Board’s Governance and Nominating Committee, which is comprised entirely of independent Trustees. The Post-Acquisition Board, if all Nominees are approved, will be comprised of eleven independent Trustees and one interested Trustee. If and when there is a vacancy on the Post-Acquisition Board, VIA will remind the Governance and Nominating Committee of the requirements of Section 15(f).

Additionally, Virtus and VIA will monitor any arrangements during the two year period following the Acquisition whereby VIA or its predecessors or successors, or any interested person thereof, receives or is entitled to receive any compensation, either directly or indirectly, to ensure that such compensation from the Trusts is for bona fide investment advisory or other services.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. With respect to each Trust, the holders of the percentage of the shares of that Trust listed below outstanding as of the Record Date and entitled to vote, virtually present or represented by proxy, considered together, constitute a quorum for the transaction of business by the Shareholders of that Trust at the Meeting.

The Merger Fund: 50.01% of Shares

The Merger Fund VL: 40% of the dollar-weighted voting power of Shares

Westchester Capital Funds: 30% of Shares

The term “dollar-weighted voting power of Shares” means that each dollar of net asset of a share of the Fund shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Trustees of each Trust are elected by a plurality vote, with shareholders of both series of Westchester Capital Funds voting together as a single class. A vote of a “plurality” of shares means that a Nominee would only need to get more votes than a competing candidate to be elected to the relevant Trust’s Board. Since each of the Nominees is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting. As noted above, approval of Proposals 2 through 4 requires the affirmative vote of the lesser of (a) 67% or more of the shares of the relevant Fund present or represented by proxy at the Meeting, if more than 50% of the outstanding voting securities of such Fund are virtually present or represented by proxy at the Meeting, or (b) more than 50% of the shares of the relevant Fund outstanding as of the Record Date, in each case with shareholders of each Fund voting separately.

For The Merger Fund and each series of Westchester Capital Funds, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. For The Merger Fund VL, each dollar of net asset of a share of the Fund shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made on a duly signed and return proxy, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the applicable Trust prior to any such exercise, by properly executing a later-dated proxy, or by virtually attending the Meeting and voting.

Votes cast by proxy or by virtual presence at the Meeting will be counted by persons appointed by the Trusts as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. With respect to Proposal 1, so long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees. With respect to Proposals 2 through 4, abstentions and broker non-votes have the effect of voting against the Proposals.

Supplemental Voting-Related Information Specific to Merger Fund VL

Merger Fund VL’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”).  Contract owners who select Merger Fund VL for investment through a Contract have a beneficial interest in Merger Fund VL, but do not invest directly in or hold shares of Merger Fund VL.  The insurance company that uses Merger Fund VL as a funding vehicle, is, in most cases, the legal owner of shares of Merger Fund VL and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Contract owners. Therefore, an insurance company will request voting instructions from the Contract owner and will vote shares or other voting interests with respect to SEC-registered separate accounts in proportion to the voting instructions received.  Such proportional voting may result in a relatively small number of Contract owners determining the outcome of the proposals relevant to Merger Fund VL.  With respect to Merger Fund VL shares held by unregistered separate accounts, the insurance company may determine to vote only those separate account shares for which it receives instructions. Contract owners permitted to give instructions with respect to Proposals relevant to Merger Fund VL and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof, will be determined as of the Record Date.  In connection with the solicitation of such instructions from Contract owners, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Contract owners. If a Contract owner wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the Contract owner may still submit the ballot(s) originally sent with the Proxy Statement or attend the Meeting virtually.  All persons entitled to direct the voting of shares, whether they are Contract owners or insurance companies, are described as voting for purposes of this Proxy Statement.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal for a Trust or Fund, as applicable, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for such Trust or Fund, as applicable, to permit further solicitation of proxies and without the need for any additional notice. For each Trust or Fund, as applicable, any such adjournment will require the affirmative vote of a plurality of the shares of such Trust or Fund, as applicable, virtually present or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of each Trust and officers and employees of WCM, its affiliates and other representatives of the Trusts. The Trusts have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to serve as the solicitor and tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) are anticipated to be approximately $540,000 and will be borne by WCM and Virtus.

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by following the instructions found on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to the proxy solicitor by the Trusts, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trusts, the proxy solicitor, WCM or its affiliates if the Trusts have not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign, date and mail the proxy card received with the proxy statement by following the instructions on the proxy card, or you can virtually attend the Meeting as described below in the section entitled “Information Regarding Attending and Participating in the Meeting.”

Information Regarding Attending and Participating in the Meeting

In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Shareholders of record on the Record Date for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting https://www.viewproxy.com/mergerfund/broadridgevsm/ and submitting the required information to Broadridge, the Funds’ proxy tabulator. Only shareholders of record on the Record Date, May 14, 2021, are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Trustees of the Trusts. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Thursday July 8, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/mergerfund/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. Shareholders seeking technical assistance on the day of the Meeting should call 1-866-612-8937.

Shareholder Proposals at Future Meetings

Under the Declarations of Trust, the Trusts are not required to hold annual meetings of Trust Shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that a Trust will hold

Shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. Shareholder proposals to be presented at any future meeting of Shareholders of a Trust must be received by the Trust a reasonable time before that meeting. In order for such proposals to be considered for inclusion in the proxy materials relating to that meeting, any such proposals must be received at the offices of the Fund a reasonable time before the solicitation for that meeting is made. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at a meeting of Shareholders of a Trust.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to virtually present or that it knows that others will virtually present are the Proposals listed in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of the Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund Shareholder of record, unless the Fund has received contrary instructions from one or more of the Shareholders. If you need additional copies of this Proxy Statement and you are a holder of record of your shares, please call 1-855-601-2245. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this Proxy Statement and want future mailings to be combined with those of other members of your household, please contact 1-800-343-8959.

INDEX OF APPENDICES

APPENDIX A	NOMINATING AND COMPENSATION COMMITTEE CHARTER
APPENDIX B	Form of Proposed Investment ADVISORY Agreements
APPENDIX C	PRO FORMA FEES AND EXPENSES INFORMATION
APPENDIX D	Principal Executive Officers and Directors of VIA
APPENDIX E	form of PROPOSED subadVIsory agreementS
APPENDIX F	Principal Executive Officers and Directors of WCM
APPENDIX G	Outstanding Shares and Significant Shareholders

Appendix A

Nominating and Compensation Committee Charter

The MERGER Fund

THE MERGER FUND VL

WESTCHESTER CAPITAL FUNDS

Nominating AND COMPENSATION Committee Charter

The Board of Trustees (the “Board”) of The Merger Fund, The Merger Fund VL, Westchester Capital Funds, including each series thereof (each a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of its Nominating and Compensation Committee (the “Committee”).

Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, consistent with criteria set forth below approved by the Board; (ii) select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders, as the case may be; (iii) set any necessary standards or qualifications for service on the Board; and (iv) set the fees of the Independent Trustees (as defined herein). The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than three (3) Trustees or, if fewer, all of the Board members who are not “interested persons” of a Fund (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee must consist of Board members who are Independent Trustees.

The Board may appoint, remove or replace any member of the Committee at any time in its sole discretion. The Board may designate a Chairman of the Committee.

A Committee meeting shall be held in the first quarter and additionally as and when the Committee or the Board determines necessary or appropriate.

Two members of the Committee, present in person or by means of conference telephone or other means by which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee shall keep written minutes of its meetings, which minutes shall be approved by the Board and maintained with the books and records of the Funds.

Qualifications for Trustee Nominees

The Committee may take into account a wide variety of criteria in considering trustee candidates, including (but not limited to):

(i)	the candidate’s knowledge in matters relating to the investment company industry;

(ii)	any relevant industry and related skills, background and experience possessed by the candidate, such as from service as a board member or as an executive of investment funds, public companies, private or not-for-profit entities or other organizations;

(iii)	the candidate’s educational background;

(iv)	the candidate’s judgment, character, reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to him or her (including information requested by the Trustees);

(vii)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s availability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her responsibilities on the Board in the best interests of a Fund and its shareholders;

(viii)	the candidate’s ability to interact effectively with a Fund’s investment adviser, other service providers, counsel and a Fund’s independent registered public accounting firm, in order to exercise effective business judgment in the performance of his or her duties;

(ix)	whether or not the candidate has any relationships that might impair the candidate’s ability to qualify as a non-interested person for purposes of the 1940 Act, such as any business, financial or family relationships with a Fund’s investment adviser, a Fund’s other service providers or their affiliates;

(x)	whether or not the selection and nomination of the candidate would be consistent with the requirements of a Fund’s mandatory retirement policy;

(xi)	the overall interplay of the candidate’s knowledge, experience, skills, expertise and diversity with that of other Board members; and

(xii)	such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Trustee candidates may be subject to an in-person interview with the Committee.

Retirement Policy

Except as otherwise determined by the Trustees, each Trustee shall retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75. The Trustees may determine to delay the retirement date of one or more Trustees for a period of one year or longer when a director offers particular expertise or experience the Board may find helpful in performing the Board’s oversight and governance functions or when other appropriate circumstances or considerations exist, in each case as determined by the Trustees.

Sources For Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Trustees; (ii) a Fund’s officers; (iii) a Fund’s investment adviser; (iv) a Fund’s shareholders (see below); and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

While the Committee is solely responsible for the selection and nomination of a Fund’s trustees, the Committee may consider Independent Trustee candidates recommended by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a nomination to the Secretary of a Fund which includes appropriate biographical information and sets forth the qualifications of the proposed nominee. The Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix B

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, effective as of the [__] day of [_______], 20[__] (the “Contract Date”) by and between, [The Merger Fund/Westchester Capital Funds/Merger Fund VL], a [Massachusetts business trust/Massachusetts business trust/Delaware statutory trust] (the “Trust”), and Virtus Investment Advisers, Inc., a Massachusetts corporation (the “Adviser”).

WITNESSETH THAT:

1.              The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of each of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the “Trustees”) on or before the date hereof, as listed on attached Schedule A (collectively, the “Existing Series”), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

2.              In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more of the additional series (the “Additional Series”), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

3.              The Adviser shall furnish continuously an investment program for the portfolio of each Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (the Existing Series and the Additional Series sometimes collectively referred to as the “Series”) and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

4.              With respect to managing the investment and reinvestment of the portfolio of the Series’ assets, the Adviser shall provide, at its own expense:

(a)	Investment research, advice and supervision;

(b)	An investment program for each Series consistent with its investment objectives, policies and procedures;

(c)	Implementation of the investment program for each Series including the purchase and sale of securities;

(d)	Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

(e)	Advice and assistance on the general operations of the Trust; and

(f)	Regular reports to the Trustees on the implementation of each Series’ investment program.

5.              The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

6.             The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

(a)	Office facilities, including office space, furniture and equipment;

(b)	Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series’ assets (including those required for research, statistical and investment work);

(c)	Except as otherwise approved by the Board, personnel are to serve without direct compensation from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)	Compensation and expenses, if any, of the Trustees who are also affiliated persons of the Adviser or any of its affiliated persons; and

(e)	Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

7.             All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser or any of its affiliated persons, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

8.             The Adviser shall adhere to all applicable requirements under laws, regulations, rules and orders of regulatory or judicial bodies and all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

(a)	Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the

Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust’s Compliance Officer.

(b)	Policy with Respect to Portfolio Transactions. The Adviser shall have full trading discretion in selecting broker-dealers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust’s Policy with Respect to Portfolio Transactions. Such discretion shall include use of “soft dollars” for certain broker and research services, also in conformance with the Trust’s Policy with Respect to Portfolio Transactions. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(c)	Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series’ assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust’s Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(d)	Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary by the Trustees and in a manner consistent with the Trust’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series. Unless the Trust gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

(e)	Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust’s Valuation Procedures. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

9.             For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

(a)	The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust’s Declaration of Trust.

(b)	Compensation shall accrue immediately upon the effective date of this Agreement.

(c)	If there is termination of this Agreement with respect to any Series during a month, the Series’ fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

(d)	The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser’s compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any “fiscal year” exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State), if any, imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term “fiscal year” shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

10.            The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

11.            The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

12.            It is understood that:

(a)	Trustees, officers, employees, agents and shareholders of the Trust are or may be “interested persons” of the Adviser as directors, officers, shareholders or otherwise;

(b)	Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Trust as Trustees, officers, shareholders or otherwise; and

(c)	The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

13.            This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the “Amendment Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years with respect to each Existing Series and until the later of such initial termination or the next succeeding anniversary thereof following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a “vote of the majority of the outstanding voting securities” of such Series and (b) the terms and any continuation of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.

Any approval of this Agreement by a vote of the holders of a “majority of the outstanding voting securities” of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a “vote of a majority of the outstanding voting securities” of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a “vote of a majority of the outstanding voting securities” of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

14.            The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to any Series, by a “vote of the majority of the outstanding voting securities” of such Series. The Adviser may terminate this Agreement upon 60 days’ written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.

15.            The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.

16.            In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to “Virtus” from its name (if any), and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof. If the Adviser chooses to withdraw the Trust’s right to use the word “Virtus,” it agrees to submit the question of continuing this Agreement to a vote of the Trust’s shareholders at the time of such withdrawal.

17.            It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

18.            This Agreement does not benefit any third-party not expressly named in the Agreement. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the [State of Delaware with respect to Merger Fund VL/Commonwealth of Massachusetts with respect to Merger Fund and Westchester Capital Funds].

19.            Unless the parties hereto mutually consent in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement, any Series or class or any shares, including any claim of any nature against the Trust, any Series or class, the Trustees or officers of the Trust, shall be brought exclusively in a federal or state court located within the [State of Delaware with respect to Merger Fund VL/Commonwealth of Massachusetts with respect to Merger Fund and Westchester Capital Funds] (and the appropriate appellate courts therefrom).

20.            Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

21.            In the case of class action suits involving securities held in the Series’ portfolios, the Adviser may include information about the Series for purposes of participating in any settlements.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

[THE MERGER FUND/MERGER FUND VL/ WESTCHESTER CAPITAL FUNDS]

By:
Name:
Title:

[VIRTUS INVESTMENT ADVISERS, INC.]

By:
Name:
Title:

SCHEDULE A

SERIES AND FEES

Fund Name	Annual Rate*
The Merger Fund	1.00%

Merger Fund VL	1.25%

WCM Alternatives: Event-Driven Fund	1.25%

WCM Alternatives: Credit Event Fund	1.00%

* Annual rate is expressed as a percentage of average daily net assets

Appendix C

The purpose of the tables below is to assist you in understanding your Fund’s annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) both under your Fund’s current arrangements (Current Investment Advisory Agreement) and assuming all of the Proposals are approved and the Acquisition is effected (Proposed Investment Advisory Agreement), as described in the foregoing proxy statement. The tables set forth below are based on the Funds’ assets under management as of the Fund’s most recent fiscal year end (December 31, 2020) and provide an estimate of the pro forma total annual expenses that each Fund would have incurred during that period had the Proposed Investment Advisory Agreement been in effect, and the Acquisition had occurred, at the beginning of that period. The actual fees and expenses you may bear may differ.

Investments in Investor Class shares and Institutional Class shares of the Funds are not subject to any front-end sales charge or any contingent deferred sales charge. Following the Acquisition, the Board of Trustees of the Trusts expects to impose a front-end sales charge and/or a contingent deferred sales charge on purchases or redemptions of Investor Class shares. If any front-end or deferred sales charges are imposed on Investor Class shares of the Funds following the Acquisition and as part of the transition to VIA as investment manager, Investor Class shareholders of the Funds at the time of the Acquisition will be eligible for waivers of those sales charges in respect of additional purchases of Investor Class shares of the same Fund.

The Merger Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Investment Advisory Agreement(1)		Proposed Investment Advisory Agreement(1)
Share Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%	N/A
Total Other Expenses	0.26%	0.22%	0.36%	0.29%
Interest on Short Positions and Borrowing Expenses on Securities Sold Short	0.02%	0.02%	0.02%	0.02%
Remaining Other Expenses	0.24%	0.20%	0.34%	0.27%
Acquired Fund Fees and Expenses(2)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement	1.56%	1.27%	1.66%	1.34%
Fee Waiver and Reimbursement(3)	(0.02)%	(0.02)%	(0.12)%	(0.09)%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(3)	1.54%	1.25%	1.54%	1.25%

1 Based on net assets as of December 31, 2020.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Fund’s contractual management fee rate is 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until April 30, 2022, unless it is terminated at an earlier time by the Fund’s Board of Trustees. In addition, VIA has agreed to (i) extend the term of that fee waiver arrangement for two years from the effective date of the Proposed Advisory Agreement and (ii) limit the Fund’s expenses for two years from the effective date of the Proposed Investment Advisory Agreement so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) are no higher than they were at the end of the semiannual period ending June 30, 2021.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement.

	Current Investment Advisory Agreement				Proposed Investment Advisory Agreement
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Investor Class	$157	$491	$848	$1,855	$157	$499	$879	$1,945
Institutional Class	$127	$401	$695	$1,532	$ 127	$406	$716	$1,597

The Merger Fund VL

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current IAA(1)	Proposed IAA(1)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	None
Total Other Expenses	0.66%	0.41%
Interest on Short Positions and Borrowing Expenses on Securities Sold Short	0.06%	0.06%
Remaining Other Expenses	0.60%	0.35%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement	1.95%	1.70%
Fee Waiver and Reimbursement(3)	(0.45)%	(0.20)%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(3)	1.50%	1.50%

1 Based on net assets as of December 31, 2020.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Adviser has contractually agreed to waive all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until April 30, 2022, unless it is terminated at an earlier time by the Board of Trustees. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40% or be inconsistent with the terms of any expense limitation agreement in effect at the time of recoupment. VIA has agreed to extend the terms of this expense limitation for two years from the effective date of the Proposed Investment Advisory Agreement or, if it is less, at the level of the Fund’s net total annual operating expenses at the end of the semiannual period ending June 30, 2021.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement.

Current Investment Advisory Agreement				Proposed Investment Advisory Agreement
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$153	$569	$1,011	$2,239	$153	$496	$884	$1,974

Event-Driven Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Investment Advisory Agreement(1)		Proposed Investment Advisory Agreement(1)
Share Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%	N/A
Total Other Expenses	0.49%	0.49%	0.53%	0.52%
Interest on Short Positions and Borrowing Expenses on Securities Sold Short	0.17%	0.17%	0.17%	0.17%
Remaining Other Expenses	0.32%	0.32%	0.36%	0.35%
Acquired Fund Fees and Expenses(2)	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement	2.05%	1.80%	2.09%	1.83%
Fee Waiver and Reimbursement(4)	(0.00)%	(0.00)%	(0.04)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(4)	2.05%	1.80%	2.05%	1.80%

1 Based on net assets as of December 31, 2020.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

4 The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations will apply until April 30, 2022, unless they are terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitations in place at the time such amounts were waived or reimbursed. VIA has agreed to contractually limit the Fund’s expenses for two years from the effective date of the Proposed Investment Advisory Agreement so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) do not exceed 1.57% or 1.82% for Institutional Class shares and Investor Class shares, respectively, or if less, the level of the Institutional Class shares’ and Investor Class shares’ at the end of the semiannual period ending June 30, 2021.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement.

	Current Investment Advisory Agreement				Proposed Investment Advisory Agreement
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Investor Class	$208	$643	$1,103	$2,379	$208	$647	$1,116	$2,414
Institutional Class	$183	$566	$975	$2,116	$183	$570	$985	$2,143

Credit Event Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Investment Advisory Agreement(1)		Proposed Investment Advisory Agreement(1)
Share Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	N/A	0.25%	N/A%
Total Other Expenses	4.44%	4.44%	4.88%	4.85%
Interest on Short Positions and on Reverse Repurchase Agreements and Borrowing Expenses on Securities Sold Short	2.31%	2.31%	2.31%	2.31%
Remaining Other Expenses	2.13%	2.13%	2.57%	2.54%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement	5.71%	5.46%	6.15%	5.87%
Fee Waiver and Reimbursement(3)	(1.49)%	(1.49)%	(1.93)%	(1.90)%
Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement(3)	4.22%	3.97%	4.22%	3.97%

1 Based on net assets as of December 31, 2020.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation will apply until April 30, 2022, unless it is terminated by the Fund’s Board of Trustees at an earlier time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed and the terms of any expense limitations in place at the time of recoupment. VIA has agreed to contractually limit the Fund’s expenses for two years from the effective date of the Proposed Investment Advisory Agreement so that the Fund’s net total expenses (excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses) will not exceed 1.64% or 1.89% for Institutional Class shares and Investor Class shares, respectively, or, if less, the relevant class’ net total annual operating expenses at the end of the semiannual period ending June 30, 2021.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Waiver and Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses Before Expense Waiver and Reimbursement.

	Current Investment Advisory Agreement				Proposed Investment Advisory Agreement
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Investor Class	$424	$1,566	$2,693	$5,440	$424	$ 1,472	$2,692	$5,623
Institutional Class	$399	$1,497	$2,585	$5,262	$399	$1,399	$2,576	$5,432

Principal Executive Officers and Directors of VIA

Appendix D

Name	Position with Virtus
George R. Aylward	Director, President and Chairman
Michael A. Angerthal	Director, Executive Vice President and Chief Financial Officer
Wendy J. Hills	Director, Executive Vice President, General Counsel and Assistant Clerk
Richard W. Smirl	Executive Vice President
Kevin J. Carr	Vice President and Clerk
Jennifer Fromm	Assistant Clerk
David Fusco	Vice President and Chief Compliance Officer
David G. Hanley	Senior Vice President and Treasurer
David Martin	Vice President

The business address of the persons listed above is c/o Virtus Investment Advisers, Inc., One Financial Plaza, Hartford, CT 06103.

Appendix E

[THE MERGER FUND]

[MERGER FUND VL]

[WESTCHESTER CAPITAL FUNDS]

SUBADVISORY AGREEMENT

[Date]

Westchester Capital Management, LLC

100 Summit Lake Drive

Valhalla, NY 10595

RE:	Subadvisory Agreement

Ladies and Gentlemen:

[The Merger Fund/Merger Fund VL / Westchester Capital Funds (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (sometimes hereafter referred to as the “Series”), including [The Merger Fund, Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit-Event Fund].

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Appointment as a Subadviser. The Adviser, being duly authorized, hereby appoints Westchester Capital Management, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Appointment; Standard of Performance. The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Designated Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts. The parties recognize that in some cases, this procedure may adversely affect the price paid or received by a Designated Series or the size of the position obtainable for, or disposed of by, the Designated Series.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Designated Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Designated Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Designated Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.	The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Designated Series shall inure to the benefit of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Designated Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Designated Series, the Trust (on behalf of the Designated Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Designated Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. In so doing, the Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “[The Merger Fund/Merger Fund VL/Westchester Capital Funds]” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Designated Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect for two years. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Designated Series and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) party to this Agreement, cast in person at a meeting called for the purpose of such approval.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Designated Series, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the [State of Delaware with respect to Merger Fund VL/ Commonwealth of Massachusetts with respect to Merger Fund and Westchester Capital Funds] applicable to contracts entered into and fully performed within the [State of Delaware with respect to Merger Fund VL/Commonwealth of Massachusetts with respect to Merger Fund and Westchester Capital Funds].

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

[___________________________]

Attn: [_____________]

Telephone: [________]

Facsimile: [________]

(b)	To the Subadviser at:

[___________________________]

Attn: [_____________]

Telephone: [________]

Facsimile: [________]

21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Designated Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a semiannual certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

[THE MERGER FUND/MERGER FUND VL/ WESTCHESTER CAPITAL FUNDS]

By:
Name:
Title:

[VIRTUS INVESTMENT ADVISERS, INC.]

By:
Name:
Title:

ACCEPTED:

WESTCHESTER CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
B.	Record Keeping Requirements
C.	Fee Schedule
D.	Subadviser Functions
E.	Form of Sub-Certification
F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: [____________ (the “Custodian”)], Virtus Fund Services, LLC (the “Fund Administrator”), [____________(the “Accounting Agent”)], [____________ (the “Prime Broker”)] and all other Counterparties/Brokers as required.

The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Designated Series.

The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Designated Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Designated Series. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Trust by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:

1.	The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.	Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.	The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.	In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.	If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or , if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.	The subadviser has disclosed to the Adviser or the Designated Series any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date

[Name of Authorized Signer]

[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

The Merger Fund

Merger Fund VL

WCM Alternatives: Event-Driven Fund

WCM Alternatives: Credit-Event Fund

Appendix F

Principal Executive Officers and Managers of WCM

Name(1)	Position
Roy D. Behren	Elected Manager, Co-President, and Treasurer
Michael T. Shannon	Elected Manager and Co-President
Bruce Rubin	Chief Operating Officer

(1) The business address of the persons listed above is c/o WCM, 100 Summit Lake Drive, Valhalla, NY 10595

Appendix G

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of May 14, 2021, the Record Date, as shown on the books of the Trusts, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund of each Trust:

Fund Name and Class	Shares Outstanding
The Merger Fund – Institutional Class	177,656,614.939

The Merger Fund – Investor Class	55,761,148.887

Merger Fund VL	4,552,747.459

Event- Driven Fund – Institutional Class	23,691,961.021

Event-Driven Fund – Investor Class	2,342,114.670

Credit Event Fund – Institutional Class	1,030,736.917

Credit Event Fund – Investor Class	36,461.187

Significant Shareholders

CERTAIN OWNERSHIP OF TRUST SHARES

As of the Record Date, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

	Fund Name and Share Class	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
a	The Merger Fund Investor	CHARLES SCHWAB & CO INC REINVEST A/C 0010003986 ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	18,402,196.205	33.03%
	The Merger Fund Investor	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,935,564.234	17.84%
	The Merger Fund Investor	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS	6,846,323.794	12.29%

		CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	The Merger Fund Investor	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,915,609.971	10.62%
	The Merger Fund Investor	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	3,340,229.139	6.00%
	The Merger Fund Investor	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	3,088,781.953	5.54%
	The Merger Fund Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	48,132,370.489	27.12%
a	The Merger Fund Institutional	CHARLES SCHWAB & CO INC REINVEST A/C 0010003986 ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	43,178,062.184	24.33%
	The Merger Fund Institutional	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	14,698,775.792	8.28%
	The Merger Fund Institutional	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	11,182,553.487	6.30%
	The Merger Fund Institutional	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	11,079,635.011	6.24%
	The Merger Fund Institutional	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1901	10,831,094.501	6.10%
a	The Merger Fund VL	JEFFERSON NATIONAL LIFE INSURANCE COMPANY 10350 ORMSBY PARK PL. STE. 600 LOUISVILLE, KY 40223-6175	2,034,259.680	44.65%
a	The Merger Fund VL	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD, CT 06102-5051	1,692,433.108	37.15%
	The Merger Fund VL	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	373,874.588	8.21%
	WCM Alternatives: Credit Event Fund Investor	LOCALA FAMILY TRUST DAVID MICHAEL LOCALA & RUTH INOCENCIO LOCALA TR U/A 12/02/2008 3270 LYON ST SAN FRANCISCO CA 94123-1857	11,737.089	32.19%
	WCM Alternatives: Credit Event Fund Investor	PERSHING LLC 1 PERSHING PLZ	9,811.319	26.91%

		JERSEY CITY, NJ 07399-0001
	WCM Alternatives: Credit Event Fund Investor	VANGUARD BROKERAGE SERVICES LINK TO BIN: 11111111 PO BOX 1170 VALLEY FORGE, PA 19482-1170	4,684.340	12.85%
	WCM Alternatives: Credit Event Fund Investor	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,681.933	7.36%
a	WCM Alternatives: Credit Event Fund Investor	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	931.019	2.55%
a	WCM Alternatives: Credit Event Fund Institutional	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	335,721.719	32.57%
	WCM Alternatives: Credit Event Fund Institutional	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	244,051.270	23.68%
	WCM Alternatives: Credit Event Fund Institutional	J.P. MORGAN SECURITIES LLC FBO 202-20772-14 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	136,713.865	13.26%
	WCM Alternatives: Credit Event Fund Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	91,340.604	8.86%
	WCM Alternatives: Credit Event Fund Institutional	WESTCHESTER CAPITAL MANAGEMENT LLC 100 SUMMIT LAKE DR VALHALLA NY 10595-1364	79,292.535	7.69%
	WCM Alternatives: Credit Event Fund Institutional	ASCENSUS TRUST COMPANY FBO WESTCHESTER CAPITAL MANAGEMENT 401K PLAN #257374 PO BOX 10758 FARGO, ND 58106-0758	57,263.399	5.56%
	WCM Alternatives: Event-Driven Fund Investor	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,089,723.410	46.53%
	WCM Alternatives: Event-Driven Fund Investor	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	1,003,813.834	42.86%
a	WCM Alternatives: Event-Driven Fund Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,854,509.840	66.93%
	WCM Alternatives: Event-Driven Fund Institutional	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,924,992.961	16.57%
	WCM Alternatives: Event-Driven Fund Institutional	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,439,750.933	14.52%

THE MERGER FUND 100 SUMMIT LAKE DR. VALHALLA, NY 10595 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https:// www.viewproxy.com/mergerfund/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D54845-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees: 01) Donald C. Burke 02) Sarah E. Cogan 03) Deborah A. DeCotis 04) F. Ford Drummond 05) Sidney E. Harris 06) John R. Mallin 07) Connie D. McDaniel 08) Philip R. McLoughlin 09) Geraldine M. McNamara 10) Keith R. Walton 11) Brian T. Zino 12) George R. Aylward The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.; 3. Approval of a new Subadvisory Agreement with Westchester Capital Management, LLC; 4. Approval authorizing Virtus Investment Advisers, Inc. to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers or to materially modify subadvisory agreements without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner; and 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com. D54846-TBD The Merger Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder(s) of The Merger Fund, revoking previous proxies, hereby appoint(s) Roy Behren, Michael Shannon, Bruce Rubin and CaSaundra Wu, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution of each, to vote all shares of The Merger Fund that the undersigned is/are entitled to vote, at the Special Meeting of Shareholders to be held virtually on the internet on July 9, 2021, at 3:30 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. The proxy holders named above will vote the shares represented by this proxy in accordance with the choices made on this ballot. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the meeting online, vote these shares electronically and submit your questions prior to and during the meeting by visiting: https://www.viewproxy.com/mergerfund/broadridgevsm/ on July 9, 2021, at 3:30 p.m. Eastern Time. You will not be able to attend the meeting physically. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE

WESTCHESTER CAPITAL FUNDS 100 SUMMIT LAKE DR. VALHALLA, NY 10595 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https:// www.viewproxy.com/mergerfund/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D54847-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees: 07) Connie D. McDaniel 08) Philip R. McLoughlin 09) Geraldine M. McNamara 10) Keith R. Walton 11) Brian T. Zino 12) George R. Aylward 01) Donald C. Burke 02) Sarah E. Cogan 03) Deborah A. DeCotis 04) F. Ford Drummond 05) Sidney E. Harris 06) John R. Mallin The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.; 3. Approval of a new Subadvisory Agreement with Westchester Capital Management, LLC; 4. Approval authorizing Virtus Investment Advisers, Inc. to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers or to materially modify subadvisory agreements without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner; and 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. D54848-TBD WCM Alternatives: Event-Driven Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder(s) of WCM Alternatives: Event-Driven Fund, a series of Westchester Capital Funds, revoking previous proxies, hereby appoint(s) Roy Behren, Michael Shannon, Bruce Rubin and CaSaundra Wu, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution of each, to vote all shares of WCM Alternatives: Event-Driven Fund that the undersigned is/are entitled to vote, at the Special Meeting of Shareholders to be held virtually on the internet on July 9, 2021, at 3:30 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. The proxy holders named above will vote the shares represented by this proxy in accordance with the choices made on this ballot. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the meeting online, vote these shares electronically and submit your questions prior to and during the meeting by visiting:https://www.viewproxy.com/mergerfund/broadridgevsm/ on July 9, 2021, at 3:30 p.m. Eastern Time. You will not be able to attend the meeting physically. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE

WESTCHESTER CAPITAL FUNDS 100 SUMMIT LAKE DR. VALHALLA, NY 10595 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https:// www.viewproxy.com/mergerfund/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D54849-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. Election of Trustees Nominees: 01) Donald C. Burke 02) Sarah E. Cogan 03) Deborah A. DeCotis 04) F. Ford Drummond 05) Sidney E. Harris 06) John R. Mallin 07) Connie D. McDaniel 08) Philip R. McLoughlin 09) Geraldine M. McNamara 10) Keith R. Walton 11) Brian T. Zino 12) George R. Aylward The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.; 3. Approval of a new Subadvisory Agreement with Westchester Capital Management, LLC; 4. Approval authorizing Virtus Investment Advisers, Inc. to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers or to materially modify subadvisory agreements without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner; and 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com. D54850-TBD WCM Alternatives: Credit Event Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder(s) of WCM Alternatives: Credit Event Fund, a series of Westchester Capital Funds, revoking previous proxies, hereby appoint(s) Roy Behren, Michael Shannon, Bruce Rubin and CaSaundra Wu, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution of each, to vote all shares of WCM Alternatives: Credit Event Fund that the undersigned is/are entitled to vote, at the Special Meeting of Shareholders to be held virtually on the internet on July 9, 2021, at 3:30 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. The proxy holders named above will vote the shares represented by this proxy in accordance with the choices made on this ballot. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the meeting online, vote these shares electronically and submit your questions prior to and during the meeting by visiting: https://www.viewproxy.com/mergerfund/broadridgevsm/ on July 9, 2021, at 3:30 p.m. Eastern Time. You will not be able to attend the meeting physically. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE MERGER FUND VL 100 SUMMIT LAKE DR. VALHALLA, NY 10595 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/mergerfund/ broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D54842-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Nominees: 1. Election of Trustees 01) Donald C. Burke 02) Sarah E. Cogan 03) Deborah A. DeCotis 04) F. Ford Drummond 05) Sidney E. Harris 06) John R. Mallin 07) Connie D. McDaniel 08) Philip R. McLoughlin 09) Geraldine M. McNamara 10) Keith R. Walton 11) Brian T. Zino 12) George R. Aylward The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.; 3. Approval of a new Subadvisory Agreement with Westchester Capital Management, LLC; 4. Approval authorizing Virtus Investment Advisers, Inc. to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers or to materially modify subadvisory agreements without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner; and 5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. D54843-TBD The undersigned shareholder(s) of The Merger Fund VL, revoking previous proxies, hereby appoint(s) Roy Behren, Michael Shannon, Bruce Rubin and CaSaundra Wu, or any one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution of each, to vote all shares of The Merger Fund VL that the undersigned is/are entitled to vote, at the Special Meeting of Shareholders to be held virtually on the internet on July 9, 2021, at 3:30 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. The proxy holders named above will vote the shares represented by this proxy in accordance with the choices made on this ballot. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. In light of public health concerns regarding the coronavirus outbreak, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the meeting online, vote these shares electronically and submit your questions prior to and during the meeting by visiting: https://www.viewproxy.com/mergerfund/broadridgevsm/ on July 9, 2021, at 3:30 p.m. You will not be able to attend the meeting physically. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. The Merger Fund VL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE SIGN AND DATE ON THE REVERSE SIDE